- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant  /X/

Filed by a party other than the registrant  / /

Check the appropriate box:
/ /  Preliminary proxy statement
/X/  Definitive proxy statement
/ /  Definitive additional materials
/ /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                      MCDONALD & COMPANY INVESTMENTS, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                      MCDONALD & COMPANY INVESTMENTS, INC.
                   (NAME OF PERSON(S) FILING PROXY STATEMENT)

Payment of filing fee (Check the appropriate box):
/X/  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(Set forth the amount on which the filing fee is calculated and state how it was determined):
     (4) Proposed maximum aggregate value of transaction:
     (5) Total fee paid:

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
     (1) Amount previously paid:
     (2) Form, schedule or registration statement no.:
     (3) Filing party:
     (4) Date filed:

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

                                                   MCDONALD & COMPANY
                                                   INVESTMENTS, INC.
                                            2100 MCDONALD INVESTMENT CENTER
                                                  800 SUPERIOR AVENUE
                                           CLEVELAND, OH 44114 - 216/443-2300

                                                                   June 26, 1995

To the Stockholders of McDonald & Company Investments, Inc.:

     This year's Annual Meeting of Stockholders will be held at 9:30 A.M. (EDT), on Wednesday, August 2, 1995, at The National City Bank Auditorium, Fourth Floor, Atrium Building, 1900 East Ninth Street, Cleveland, Ohio.

     We will be reporting on your Company's activities and you will have an opportunity to ask questions about our operations.

     We hope that you are planning to attend the Annual Meeting personally, and we look forward to seeing you. Whether or not you expect to attend in person, the return of the enclosed Proxy as soon as possible would be greatly appreciated and will ensure that your shares will be represented at the Annual Meeting. If you do attend the Annual Meeting, you may, of course, withdraw your Proxy should you wish to vote in person.

     On behalf of the Board of Directors and management of McDonald & Company Investments, Inc., we would like to thank you for your continued support and confidence.

Sincerely yours,

THOMAS M. O'DONNELL
Chairman

WILLIAM B. SUMMERS, JR.
President and Chief Executive Officer

                               MCDONALD & COMPANY
                               INVESTMENTS, INC.
                        2100 McDonald Investment Center
                              800 SUPERIOR AVENUE
                              CLEVELAND, OH 44114

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD AUGUST 2, 1995

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of McDonald & Company Investments, Inc. (the "Company") will be held at The National City Bank Auditorium, Fourth Floor, Atrium Building, 1900 East Ninth Street, Cleveland, Ohio, on Wednesday, August 2, 1995 at 9:30 A.M. (EDT), for the following purposes:

          1. To nominate and elect two individuals as Directors of the Company for a three-year term ending at the Annual Meeting of Stockholders in 1998;

          2. To consider and act upon a proposal to approve and adopt the Company's 1995 Stock Bonus Plan;

          3. To consider and act upon a proposal to approve and adopt the Company's 1995 Key Employees Stock Option Plan; and

          4. To transact such other business as may properly come before the Annual Meeting and any adjournments thereof.

     Holders of Common Stock of record as of the close of business on June 9, 1995 are entitled to receive notice of and vote at the Annual Meeting.

     It is important that your shares be represented at the Annual Meeting. For that reason we ask that you promptly sign, date and mail the enclosed Proxy card in the return envelope provided. Stockholders who attend the Annual Meeting may revoke their Proxies and vote in person.

                                            By order of the Board of Directors

                                            THOMAS F. MCKEE
                                              Secretary
Cleveland, Ohio
June 26, 1995

                               MCDONALD & COMPANY
                               INVESTMENTS, INC.

                                PROXY STATEMENT

                            MAILED ON JUNE 26, 1995

          ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 2, 1995

                               ------------------

                              GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation of Proxies by the Board of Directors of McDonald & Company Investments, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company to be held on August 2, 1995, and any adjournments thereof. The time, place and purposes of the Annual Meeting are stated in the Notice of Annual Meeting of Stockholders which accompanies this Proxy Statement.

     The accompanying Proxy is solicited by the Board of Directors of the Company and will be voted in accordance with the instructions contained thereon, if it is returned duly executed and is not revoked. If no choice is specified on the Proxy, it will be voted FOR the election of each of the individuals nominated by the Board of Directors, FOR the proposal to approve and adopt the Company's 1995 Stock Bonus Plan and FOR the proposal to approve and adopt the Company's 1995 Key Employees Stock Option Plan. A stockholder may revoke a Proxy at any time before it is exercised by delivery of written notice to the Secretary of the Company or by a duly executed Proxy bearing a later date.

     The record date for determination of stockholders entitled to vote at the Annual Meeting was the close of business on June 9, 1995. On that date, there were outstanding and entitled to vote 8,944,840 shares of Common Stock of the Company. Each share of Common Stock is entitled to one vote. The Company's Certificate of Incorporation does not provide for cumulative voting rights.

     The costs of soliciting Proxies will be borne by the Company. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their name and the Company will reimburse them for their out-of-pocket expenses in connection therewith. In addition to solicitation by mail, the Company's Directors, officers and employees, without additional compensation, may solicit proxies by telephone, mail and personal interview.

     At the Annual Meeting, in accordance with the Delaware General Corporation Law and the Company's Certificate of Incorporation, the inspectors of election appointed by the Board of Directors for the Annual Meeting will determine the presence of a quorum and will tabulate the results of stockholder voting. Pursuant to the Company's By-Laws, at the Annual Meeting the holders of a majority of the outstanding shares of the Company's Common Stock entitled to vote at the meeting, present in person or by proxy, will constitute a quorum. The shares represented at the Annual Meeting by proxies which are marked, with respect to the election of Directors, as "withheld" or, with respect to any other proposals, "abstain", will be counted as shares present for purposes of determining whether a quorum is present.

     Under the rules of the New York Stock Exchange, brokers who hold shares in street name for beneficial owners have the authority to vote on certain items when they have not received instructions from such beneficial owners. Under applicable Delaware law, if a broker returns a proxy and has not voted on a certain proposal, such broker non-votes will count for purposes of determining a quorum.

     Pursuant to the Company's By-Laws, at the Annual Meeting, a plurality of the votes cast is sufficient to elect a nominee as a Director. In the election of Directors, votes may be cast in favor or withheld; votes that are withheld or broker non-votes will have no effect on the outcome of the election of Directors.

     Pursuant to the Company's By-Laws, all other questions and matters brought before the meeting will be decided by the vote of the holders of a majority of the outstanding shares entitled to vote thereon present in person or by proxy at the meeting, unless otherwise provided by law or by the Certificate of Incorporation. In voting for such other matters, votes may be cast in favor, against or abstained. Abstentions will count as present for purposes of the proposal on which the abstention is noted and will have the effect of a vote against the proposal. Broker non-votes, however, are not counted as present and entitled to vote for purposes of determining whether a proposal has been approved and will have no effect on the outcome of such proposal.

THE COMPANY

     McDonald & Company Investments, Inc. is a holding company which was incorporated under the laws of the State of Delaware on May 20, 1983, and through its principal subsidiary, McDonald & Company Securities, Inc. ("McDonald Securities"), operates a regional investment banking, investment advisory, and brokerage business. As used in this Proxy Statement, the "Company" refers, unless the context requires otherwise, to McDonald & Company Investments, Inc. and its subsidiaries. The Company succeeded to the business of McDonald & Company, a partnership (the "Partnership") on July 20, 1983.

              STOCK OWNERSHIP OF PRINCIPAL HOLDERS AND MANAGEMENT

     The following table sets forth, as of June 9, 1995, the beneficial ownership of Common Stock of (i) each person who is known to the Company to own beneficially more than 5% of the Company's Common Stock, (ii) each Director of the Company, (iii) each of the executive officers named in the Summary Compensation Table included elsewhere herein, and (iv) all Directors and executive officers as a group as of June 9, 1995, and the percentage of the outstanding shares represented thereby:

                                                                                       PERCENT
     NAME OF BENEFICIAL OWNER, DIRECTOR, EXECUTIVE          AMOUNT AND NATURE OF         OF
         OFFICER OR NUMBER OF PERSONS IN GROUP             BENEFICIAL OWNERSHIP(1)      CLASS
- -------------------------------------------------------    -----------------------     -------
Peter R. Kellogg (2)
  120 Broadway
  New York, New York 10271.............................             600,000              6.56%
Bennett E. Bidwell(3)..................................               4,948(7)              *
Rena J. Blumberg(3)....................................               6,000(7)              *
Eugene H. Bosart III(4)................................              58,345(8)(10)          *
Robert T. Clutterbuck(4)...............................             128,638(7)(8)(11)    1.41
David W. Ellis III(4)..................................              64,589(8)(12)          *
James A. Karman(3).....................................               6,000(7)              *
David W. Knall(4)......................................             136,590              1.49
Frederick R. Nance(3)..................................               3,930(7)              *
Willard E. Carmel(5)...................................             204,628(9)           2.24
Thomas M. O'Donnell(6).................................             153,696(8)           1.68
William B. Summers, Jr.(6).............................             174,698(7)(8)        1.91
Donald E. Weston(6)....................................             297,435(8)           3.25
All Directors and executive officers
  as a group (23 persons)..............................           1,719,574(7)(8)       18.79

- ---------------

* Less than one percent.

 (1) Does not include vested beneficial interests in certain of the Company's employee benefit plans. See "Compensation of Executive Officers."

 (2) Based solely upon information contained in a Schedule 13D filed with the Securities and Exchange Commission.

 (3) Director of the Company.

 (4) Executive officer of the Company.

 (5) Director and officer of the Company.

 (6) Director and executive officer of the Company.

 (7) Includes the following number of shares of Common Stock which such individual or group had the right to acquire within 60 days of the date of the mailing of this Proxy Statement through the exercise of stock options:
     2,880 shares (Mr. Bidwell); 4,800 shares (Ms. Blumberg); 4,800 shares (Mr. Clutterbuck); 4,800 shares (Mr. Karman); 2,880 shares (Mr. Nance); 12,000 shares (Mr. Summers); and 90,840 shares (all Directors and executive officers as a group). These individuals directly own the balance of their shares. For purposes of calculating the percentage of outstanding shares beneficially owned by such individual or group, the shares which such individual or group had the right to acquire during that period by exercise of stock options are deemed to be outstanding.

 (8) Includes shares of Common Stock owned under the Company's 1993 Stock Bonus Plan.

 (9) Includes 60,000 shares of Common Stock owned by Mr. Carmel's spouse and 40,000 shares of Common Stock owned by a partnership, of which Mr. Carmel is a partner.

(10) Includes 680 shares of Common Stock owned by Mr. Bosart's spouse.

(11) Includes 20,122 shares of Common Stock owned by Mr. Clutterbuck's spouse and 84 shares of Common Stock owned by Mr. Clutterbuck as custodian for his minor children.

(12) Includes 2,102 shares of Common Stock beneficially owned by Mr. Ellis through a trust.

                             ELECTION OF DIRECTORS

     The members of the Company's Board of Directors are divided into three classes with the term of office of one class expiring each year. At the Annual Meeting, two Directors will be elected to serve a three-year term until the Annual Meeting in 1998 and until their successors have been elected and qualified. At its May 3, 1995 meeting, the Board of Directors nominated William
B. Summers, Jr. and Frederick R. Nance to stand for election as Directors at the Annual Meeting. Messrs. Summers and Nance are presently Directors of the Company. After three years of dedicated service, Bennett E. Bidwell decided not to stand for election as a Director.

     Unless otherwise directed, the persons named in the accompanying Proxy will vote for the election of the two nominees set forth in the table below as Directors of the Company for a three-year term. In the event of the death of or inability to act of either of the nominees, the Proxies will be voted for the election as a Director of such other person as the Board of Directors may recommend. The Board of Directors has no reason, however, to anticipate that this will occur. In no event will the accompanying Proxy be voted for more than two nominees or for persons other than those named below and any such substitute nominee for any of them.

     The following table lists the nominees for election at the Annual Meeting and those Directors who will continue in office subsequent to the Annual Meeting, and certain other information with respect to each individual, including the year certain individuals were partners in the Partnership, the predecessor to the Company's business.

                             NOMINEES FOR ELECTION

                                                         PRINCIPAL OCCUPATION
               NAME                 AGE                  AND DIRECTORSHIPS(1)
- ----------------------------------- ---   ---------------------------------------------------

William B. Summers, Jr. (2)(5)      45    Director of the Company since June 7, 1983; Chief
                                            Executive Officer of the Company and McDonald
                                            Securities since January 1, 1994; President of
                                            the Company and McDonald Securities since April
                                            1, 1989; Executive Vice President of the Company
                                            and McDonald Securities from November 1, 1988 to
                                            April 1, 1989; Managing Director (Fixed Income
                                            Institutional Sales) of McDonald Securities from
                                            June 7, 1983 to November 1, 1988; Partner from
                                            1975 to 1990.
Frederick R. Nance (2)(6)(7)        41    Director of the Company since July 28, 1992;
                                            Partner since 1987 and member of the Management
                                            Committee of Squire, Sanders & Dempsey,
                                            Attorneys-at- Law, Cleveland, Ohio. Mr. Nance
                                            also serves on the board of various civic and
                                            charitable organizations, including St. Ignatius
                                            High School, Ohio State Legal Services
                                            Association, Parmadale and the Cleveland State
                                            University Foundation.

                         DIRECTORS CONTINUING IN OFFICE

                                                         PRINCIPAL OCCUPATION
               NAME                 AGE                  AND DIRECTORSHIPS(1)
- ----------------------------------- ---   ---------------------------------------------------

Thomas M. O'Donnell (3)(5)(8)       59    Director of the Company since June 7, 1983; Chair-
                                            man of the Board of the Company and McDonald
                                            Securities since April 1, 1989; Chief Executive
                                            Officer of the Company and McDonald Securities
                                            from April 1, 1989 to January 1, 1994; President
                                            of the Company and McDonald Securities from July
                                            23, 1984 to April 1, 1989; Secretary of the
                                            Company from June 7, 1983 to July 23, 1984;
                                            Managing Director (Corporate Finance and Special
                                            Products) and Secretary of McDonald Securities
                                            from June 7, 1983 to July 23, 1984; Partner from
                                            1968 to 1990 and Managing Partner from 1989 to
                                            1990.
Donald E. Weston (3)                60    Director of the Company since October 4, 1991;
                                            Chairman and Chief Executive Officer of the
                                            Gradison Division of McDonald Securities since
                                            October 4, 1991; Chairman of the Board and Chief
                                            Executive Officer of Gradison & Company
                                            Incorporated from January, 1982 to October 4,
                                            1991; Trustee and Chairman of the Board of the
                                            Gradison-McDonald U.S. Government Trust from
                                            January, 1982 to September 27, 1993, of the
                                            Gradison Growth Trust since August, 1983, of the
                                            Gradison-McDonald Government Income Fund since
                                            September, 1987 and of the Gradison-McDonald
                                            Municipal Custodian Trust since September, 1992.

Willard E. Carmel (4)(5)(6)         65    Director of the Company since June 7, 1983; Chair-
                                            man of the Board (Retired) of the Company since
                                            1989; Investment Broker of McDonald Securities
                                            since April 1, 1989; Chairman of the Board of the
                                            Company and McDonald Securities from June 7, 1983
                                            to April 1, 1989; President of the Company and
                                            McDonald Securities from June 7, 1983 to July 23,
                                            1984; Partner from 1965 to 1989 and Managing
                                            Partner from 1979 to 1989.

James A. Karman (4)(6)(7)(8)        58    Director of the Company since May 1, 1990;
                                            President and Chief Operating Officer for more
                                            than five years of RPM, Inc., Medina, Ohio, a
                                            diversified manufacturer of products for the
                                            waterproofing, corrosion control and general
                                            maintenance markets, and products for the
                                            do-it-yourself homeowner and hobby markets.

                                                         PRINCIPAL OCCUPATION
               NAME                 AGE                  AND DIRECTORSHIPS(1)
- ----------------------------------- ---   ---------------------------------------------------
Rena J. Blumberg (3)(6)             60    Director of the Company since July 31, 1990; Commu-
                                            nity Relations Director for more than five years
                                            for WRMR-AM/WDOK-FM radio stations, Cleveland,
                                            Ohio; Community Consultant since 1988 for Sun
                                            Newspapers, Inc., Cleveland, Ohio, a publisher of
                                            suburban newspapers. Ms. Blumberg also serves as
                                            a Director of Blue Cross/Blue Shield of Ohio,
                                            Inc., as a Trustee of Brandeis University, and as
                                            a director of various other civic and charitable
                                            organizations.

- ---------------

(1) The following Directors of the Company also serve as directors for the publicly-held corporations listed opposite their names below:

               James A. Karman                    RPM, Inc.
                                                  Sudbury, Inc.
                                                  Shiloh Industries, Inc.
               Thomas M. O'Donnell                Seaway Food Town, Inc.

(2) Term as Director expires in 1995. Nominee for election to three-year term to expire in 1998.

(3) Term as Director expires in 1997.

(4) Term as Director expires in 1996.

(5) Member of the Management Committee.

(6) Member of the Compensation Committee.

(7) Member of the Audit Review Committee.

(8) Member of the Nominating Committee.

     The Company pays its Directors who are not employees of the Company an annual retainer of $6,000 plus $1,500 for each Board of Directors meeting attended. Each Director who is not an executive officer of the Company receives $1,000 for each Committee meeting attended. The Board of Directors generally meets quarterly.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors has a Management Committee, an Audit Review Committee, a Compensation Committee and a Nominating Committee, the members of each of which are indicated in the foregoing table.

     The Management Committee exercises the power and authority of the Board of Directors in the interim period between Board meetings. The Management Committee did not meet during the last fiscal year. The Audit Review Committee reviews the activities of the Company's internal auditors and independent public accountants, as well as various Company policies and practices. The Audit Review Committee met three times during the last fiscal year. The Compensation Committee is responsible for the determination of compensation payable to the executive officers of the Company and McDonald Securities. The Compensation Committee is also responsible for the administration of the Company's 1993 Stock Bonus Plan and has the authority, under both Plans, to determine to whom shares are granted, the number of shares granted and the time the shares are granted, all subject to the provisions of the Plans. The Compensation Committee met twice during the last fiscal year. The Nominating Committee reviews potential candidates for election as Directors of the Company and makes recommendations to the Board of Directors as to nominees for election. The Nominating Committee did not meet during the last fiscal year. Stockholders of the Company desiring to submit names of potential candidates for consideration by the Nominating Committee for election as Directors of the Company may do so by writing to the Chairman of the Nominating Committee, at the address of the Company's principal executive offices, 2100 McDonald Investment Center, 800 Superior Avenue, Cleveland, Ohio 44114.

     The Company's Board of Directors met four times during the last fiscal year. No Director attended fewer than 75% of the aggregate number of meetings of the Board of Directors and the committees on which he or she served during the period for which he or she was a member of the Board, except for Mr. Bidwell.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee of the Board of Directors includes Willard E. Carmel, the Chairman of the Board (Retired) of the Company and an Investment Broker of McDonald Securities.

     Frederick R. Nance, a member of the Compensation Committee of the Board of Directors, is a partner in the law firm of Squire, Sanders & Dempsey, which rendered legal services to the Company during fiscal 1995.

CERTAIN TRANSACTIONS

     In the ordinary course of its business McDonald Securities has extended credit to employees, including Directors and officers, under Regulation T, which regulates credit in cash and margin accounts. Such extensions of credit are performing and are made on the same terms as for customers.

UNTIMELY BENEFICIAL OWNERSHIP REPORTS

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's executive officers and Directors, and persons who own more than ten percent of the Company's Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Executive officers, Directors and greater than ten-percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that during the fiscal year ended March 31, 1995 all Section 16(a) filing requirements applicable to its executive officers, Directors and greater than ten-percent beneficial owners were complied with except that one report, relating to an exercise of a stock option, was filed late by Mr. Gordon A. Price and one report, relating to his shares held in the McDonald & Company Securities, Inc. Retirement Savings Trust and Plan was filed late by Mr. John F. O'Brien.

                       COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth information concerning the annual and long-term compensation for services in all capacities to the Company for each of the fiscal years ended March 31, 1995, March 25, 1994 and March 26, 1993 of those persons who were (i) the chief executive officer during the fiscal year ended March 31, 1995 and (ii) the other four most highly compensated executive officers of the Company for the fiscal year ended March 31, 1995 (the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                                             LONG-TERM
                                                                                            COMPENSATION
                                             ANNUAL COMPENSATION                      ------------------------
                           -------------------------------------------------------                  NUMBER OF
                                                                      OTHER ANNUAL    RESTRICTED    SECURITIES       ALL OTHER
   NAME AND PRINCIPAL                                                   COMPEN-         STOCK       UNDERLYING        COMPEN-
        POSITION           YEAR     SALARY       BONUS                 SATION(3)      AWARDS(2)     OPTIONS(6)       SATION(4)
- ------------------------   ----    --------    ----------             ------------    ----------    ----------    ---------------
William B. Summers, Jr.    1995    $200,000    $  757,371(1)(2)         $  3,000             --           --          $ 1,738
President and Chief        1994     162,500       836,207(1)               6,745             --       30,000            6,328
Executive Officer          1993     145,833       467,500                  5,102        138,604           --            8,685
of the Company and
McDonald Securities

David W. Knall             1995           0     1,764,659(5)               3,000             --           --                0
Managing Director,         1994           0     1,985,181(5)               6,745             --           --                0
Investment Consultant
 and                       1993           0     1,633,593(5)               5,102              0           --                0
Co-Resident Manager
(Indianapolis, IN) of
McDonald Securities

David W. Ellis III,
 C.P.A.                    1995      16,250     1,048,457(1)(2)(5)         3,000             --           --            2,404
Senior Vice President/     1994      35,000     1,098,080(1)(5)            6,745             --           --            1,803
Portfolio Manager,         1993      17,500       958,462                 15,152              0           --              768
Gradison-McDonald Asset
Management
Division of McDonald
Securities

Robert T. Clutterbuck,     1995     143,333       757,371(1)(2)            3,000             --           --            4,096
Treasurer of the           1994     110,000       641,164(1)               6,745             --       12,000            5,155
Company, Executive         1993     108,333       407,499                  5,102        117,779           --            6,480
Managing Director and
  Chief Financial
Officer of McDonald
Securities

Eugene H. Bosart III       1995           0       696,394(5)               3,000             --           --            7,289
Managing Director,         1994           0       853,007(5)               6,745             --           --            8,773
(Regional Sales Manager    1993           0       598,169(5)               5,102              0           --           11,565
- --Michigan) of McDonald
Securities

- ---------------

     No Named Executive Officer received personal benefits or perquisites during fiscal 1995 in excess of the lesser of $50,000 or 10% of his aggregate salary and bonus.

(1) For Mr. Summers, Mr. Ellis, and Mr. Clutterbuck, the bonus amount reported includes (i) cash bonus awards and (ii) the value of shares granted under the Company's 1993 Stock Bonus Plan, which provides for the issuance of shares in lieu of a portion of the cash bonus that participants in the Plan would otherwise be entitled to receive. Shares were valued at the closing price of the Company's Common Stock on the dates of grant. The number of shares and the value of the shares of Common Stock granted to each of these individuals during fiscal 1995 and 1994, respectively, was as follows: 9,182 shares valued at $147,371, and 11,893 shares valued at $163,807 (Mr. Summers); 6,508 shares valued at $87,370, and 2,837 shares valued at $45,037 (Mr. Ellis); and 9,182 shares valued at $147,371, and 8,990 shares valued at $123,163 (Mr. Clutterbuck).

(2) The cumulative number of shares and value of each executive's cumulative restricted stock awards at March 31, 1995 was 37,454 shares valued at $533,720 (Mr. Summers), 9,345 shares valued at $133,166 (Mr. Ellis), and 30,940 shares valued at $440,895 (Mr. Clutterbuck). For fiscal years 1995 and 1994 under the 1993 Stock Bonus Plan, shares are restricted from transfer for a period of two years from the date of grant. For fiscal year 1993, shares granted under the 1992 Restricted Stock Bonus Plan were subject to vesting requirements. Shares awarded under the terms of the 1992 Restricted Stock Bonus Plan vest on the first day of June two years subsequent to the fiscal year with respect to which such awards were made. Dividends were paid on the shares issued pursuant to the 1992 Restricted Stock Bonus Plan and the 1993 Stock Bonus Plan.

(3) For the fiscal years ended March 1995 and March 1994, includes amounts contributed to the McDonald & Company Securities, Inc. Retirement Savings Trust and Plan. For the fiscal year ended March, 1993, includes amounts contributed to the Company's Profit Sharing Plan and the Company's Employee Stock Ownership Plan for each of the Named Executive Officers (except David
    W. Ellis III for whom the amount represents the contribution to the Gradison Retirement Savings Plan).

(4) Includes the compensation value of Split Dollar Life Insurance premiums and Executive Supplemental Life Insurance premiums for each of the Named Executive Officers.

(5) Bonuses for Messrs. Knall, Ellis, and Bosart include (i) sales commissions, representing a percentage of gross commissions on sales, (ii) incentive bonuses, based on a formula relating to gross commissions on sales and,
    (iii) with respect to Messrs. Knall and Bosart, a sales manager's bonus, representing a discretionary bonus earned as resident or regional manager. Sales commissions for Messrs. Knall, Ellis, and Bosart, respectively, for the 1995 fiscal year equalled $1,556,917, $918,421, and $453,204; for the
    1994 fiscal year equalled $1,747,155, $966,745, and $535,550; and for the
    1993 fiscal year equalled $1,402,240, $848,825 and $302,550. Incentive bonuses for Messrs. Knall, Ellis, and Bosart, respectively, for the 1995 fiscal year were $207,742, $130,036, and $59,678; for the 1994 fiscal year were $192,813, $131,335 and $58,932; and for the 1993 fiscal year were $182,942, $109,637 and $51,366. The branch manager's bonus for Mr. Bosart was $183,512, $258,525, and $244,253, respectively, for fiscal years 1995,
    1994 and 1993. The branch manager's bonus for Mr. Knall was $45,213, and $48,411, respectively, for fiscal years 1994 and 1993.

(6) Options were awarded under the Company's Stock Option Plan, vest in equal amounts over five years after the date of grant and expire ten years after the date of grant.

OPTION EXERCISES AND FISCAL YEAR-END VALUES

     Shown below is information with respect to the exercise of options to purchase the Company's Common Stock by the Named Executive Officers and unexercised options to purchase the Company's Common Stock for the Named Executive Officers.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR,
                        AND MARCH 31, 1995 OPTION VALUE

                                                                      NUMBER OF SECURITIES
                                                                     UNDERLYING UNEXERCISED             VALUE OF UNEXERCISED
                                      NUMBER OF                            OPTIONS AT                   IN-THE-MONEY OPTIONS
                                       SHARES                            FISCAL YEAR-END                AT FISCAL YEAR-END(1)
                                     ACQUIRED ON      VALUE       -----------------------------     -----------------------------
               NAME                   EXERCISE       REALIZED     EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
- ----------------------------------   -----------     --------     -----------     -------------     -----------     -------------
William B. Summers, Jr.                    --           $0           6,000            24,000          $ 9,252          $37,008
David W. Knall                             --            0               0                 0                0                0
David W. Ellis III                         --            0               0                 0                0                0
Robert T. Clutterbuck                      --            0           2,400             9,600            3,950           15,802
Eugene H. Bosart III                       --            0               0                 0                0                0

- ---------------

(1) Based on the difference between the exercise price of the options and the closing price of the Common Stock on the New York Stock Exchange on March 31, 1995.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

GENERAL

     The Compensation Committee of the Board of Directors reviews the Company's existing and proposed executive compensation plans and makes recommendations to the Board of Directors regarding such plans and the awards to be made thereunder. All members of the Committee, with the exception of Willard E. Carmel, are outside Directors.

COMPENSATION PHILOSOPHY

     The Company seeks to provide executives with compensation that rewards individual performance during the year and provides incentives to executives to improve the long-term performance of the Company. The Company has traditionally paid relatively modest base salaries to its salaried officers and has supplemented these salaries with performance-based bonuses. A portion of these bonuses are paid in shares of Common Stock.

     In 1993, Congress adopted Section 162(m) of the Internal Revenue Code.
Section 162(m) limits the ability of public companies to deduct compensation in excess of $1,000,000 paid to certain executive officers, unless such compensation is "performance based" within the meaning of Section 162(m). While the Committee believes it is essential that there be a correlation between the Company's performance and the compensation of its executive officers, it believes that the criteria under Section 162(m) necessary for items of compensation to qualify as "performance based" unduly limits the Committee's flexibility in determining compensation arrangements and in administering compensation programs. Therefore, the Committee has determined not to make changes to the Company's compensation programs or to the composition of the Committee in response to the adoption of Section 162(m). However, the Committee has determined to require that all amounts in excess of $1,000,000 which may be paid to an executive subject to Section 162(m) must be deferred to subsequent periods pursuant to a deferred compensation program.

FISCAL 1995 COMPENSATION DECISIONS

     Salaries. Investment brokers generally receive minimal or no base salaries, and are compensated primarily or exclusively on a commission basis. In making decisions on base salaries, the Committee evaluated the performance of each individual considered during the prior year, the Company's results of operations and the responsibilities of the executive officers. In keeping with its desire to base much of the compensation of the Company's executives on performance during the year, the Committee generally determined to only make changes in the base salaries of certain executives due to their new positions and increased responsibilities, and to maintain salaries for most other executive officers at the same level as the prior year.

     Bonuses. The bonuses paid to the Company's executive officers for fiscal 1995 were awarded under its incentive bonus program. Participants in this program have an opportunity to earn significant cash bonuses based on the Company's financial performance, as compared to certain other regional investment firms, and the participant's performance during the fiscal year.

     The amount allocated to the incentive bonus plan for fiscal 1995 was based on the Committee's assessment of the Company's financial performance as compared to prior years and to the performance of five other regional investment banking firms. Certain companies used for comparative purposes are included in the Lipper Regional Brokerage Firm Index, and were chosen because their mix of business was deemed comparable to that of the Company. In measuring the Company's comparative performance, the Committee considered various financial ratios, including pre-tax return on revenues, average equity and average capital, pre-tax earnings gain, common stock performance, increase in equity capital and profit margin improvement. The incentive bonuses paid to individual executives were based primarily upon the

Committee's assessment of their individual performance. An executive's individual performance is measured primarily by reference to the volume of business generated by or under the direction of the executive during the fiscal year. In determining the overall levels of compensation payable to each of the Company's executive officers, the Committee also considered the results of an independent survey of compensation paid by other securities firms to persons serving in similar capacities. The firms included in the independent survey included a broader range of securities firms than those included in the Lipper Regional Brokerage Firm Index.

     Stock Options and Bonuses. The Company has established a stock bonus plan, which provides for participants to receive a portion of their annual incentive bonus, which would otherwise be paid in cash, in shares of the Company's Common Stock. In general, the portion of an incentive bonus that is payable in Common Stock increases with the size of a participant's incentive bonus in accordance with a formula set forth in the Stock Bonus Plan. The amount of awards to each executive officer of the Company who participated in the Stock Bonus Plan were determined by reference to this formula. Participation in the Stock Bonus Plan was not optional for the participants, except for certain age and stock ownership limitations. No stock options were awarded to executive officers during fiscal 1995.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

     William B. Summers, Jr. has been Chief Executive Officer of the Company since January 1, 1994.

     Consistent with the Committee's desire to base much of the compensation of the Company's executives on performance during the year, the Committee determined not to make any adjustments to Mr. Summers' base salary for fiscal 1995. Mr. Summers' salary was last adjusted in January 1994, when he assumed the responsibilities of Chief Executive Officer.

     Mr. Summers participates in the incentive bonus program and, as with other participants, the Committee's decisions concerning his bonus are based primarily upon its assessment of his individual performance. In determining the amount of Mr. Summers' bonus, the Committee considered the fact that as Chief Executive Officer, Mr. Summers has responsibility for managing the Company's operations and has direct responsibility for its financial performance. Therefore, the Committee primarily measures his performance by reference to the Company's overall financial performance and its assessment of his contributions to achieving strategic objectives during the year. In assessing Mr. Summers' contribution to the Company's financial performance, the Committee took into account the decline in the Company's revenues and net income during the fiscal year. However, it also considered the fact that the Company achieved its second highest level of revenues and third highest level of net income during 1995, despite difficult market conditions in the securities industry. In assessing Mr. Summers' contribution to achieving the Company's strategic objectives, the Committee considered the fact that during the year, the Company had made certain enhancements to its operations and expanded the range of services that it was able to provide to customers. While these enhancements represented expense items during fiscal 1995, the Committee recognized that they are likely to contribute to growth in revenues and earnings during future periods.

     After considering the foregoing factors, the Committee determined to pay Mr. Summers a bonus of $757,371 for fiscal 1995.

                                            THE COMPENSATION COMMITTEE
                                             James A. Karman, Chairman
                                             Bennett E. Bidwell
                                             Rena J. Blumberg
                                             Willard E. Carmel
                                             Frederick R. Nance

                               PERFORMANCE GRAPH

     Set forth below is a line graph comparing the percentage change in the cumulative total stockholder return on the Company's Common Stock against the cumulative total return of the S&P Composite-500 Stock Index and the Lipper Regional Brokerage Firm Index for the period from March 31, 1990 to March 31, 1995. The companies comprising the Lipper Regional Brokerage Firm Index are:
Advest Group, Inc.; Alex. Brown & Sons, Inc.; First Albany Companies, Inc.; InterRegional Financial Group, Inc.; Interstate/Johnson Lane, Inc.; Kinnard Investments, Inc.; Legg Mason, Inc.; Morgan Keegan & Company, Inc.; Piper Jaffray Companies, Inc.; Raymond James Financial, Inc.; Rodman & Renshaw Capital Group, Inc.; Scott & Stringfellow Financial, Inc.; Southwest Securities Group, Inc.; Stifel Financial Corp.; and the Company. The graph assumes that the value of the investment in the Company's Common Stock and each index was $100 at March 31, 1990 and that all dividends, if any, were reinvested.

                   COMPARISON OF THE COMPANY'S COMMON STOCK,
           S&P 500 INDEX AND THE LIPPER REGIONAL BROKERAGE FIRM INDEX

                                                                  LIPPER RE-
      MEASUREMENT PERIOD          MCDONALD &                      GIONAL FIRM
    (FISCAL YEAR COVERED)        COMPANY (MDD)   S&P 500 (S&P)    INDEX (LRI)
3/31/90                                    100             100             100
3/31/91                                    122             114             123
3/31/92                                    203             127             230
3/31/93                                    302             146             256
3/31/94                                    328             148             280
3/31/95                                    322             171             306

            PROPOSAL TO APPROVE AND ADOPT THE 1995 STOCK BONUS PLAN

     At the Annual Meeting, stockholders will be asked to approve and adopt the Company's 1995 Stock Bonus Plan (the "Amended Plan" or "Plan"), which amends and restates the 1993 Stock Bonus Plan (the "Old Plan"), and provides for bonuses of shares of the Company's Common Stock to eligible employees of McDonald Securities.

GENERAL

     On July 27, 1993, the stockholders ratified the Old Plan, which requires certain eligible employees of McDonald Securities who participate in the Company's annual incentive bonus plans to receive a portion of that bonus in shares of the Company's Common Stock. At its February 8, 1995 meeting, the Board of Directors of the Company determined to modify the Old Plan in an effort to broaden the categories of employees who would participate in the Plan and provide additional flexibility with respect to awards thereunder. In conjunction with that determination, the Board also determined, subject to stockholder approval, to amend and restate the Old Plan in its entirety, in order to increase the number of shares of Common Stock subject to the Old Plan, extend the period of time during which shares may be awarded under the Plan and make certain other revisions that the Board deemed appropriate in connection with its decision to modify the Old Plan.

     The following summary of the Amended Plan is not intended to be complete and is qualified in its entirety by reference to the Plan, which is set forth as Appendix A to this Proxy Statement.

PURPOSE OF THE AMENDED PLAN

     As with the Old Plan, the purpose of the Amended Plan is to further the growth, success and interest of the Company, McDonald Securities and the stockholders of the Company by requiring certain eligible employees of McDonald Securities who participate in the Company's bonus programs to receive a portion of their annual incentive bonuses in shares of Common Stock under the terms and conditions of and in accordance with the Amended Plan, thereby increasing their direct involvement in the future success of the Company.

     The proposed modifications reflected in the Amended Plan include changes to the share ownership levels requiring mandatory participation, revision of the eligibility criteria for participation and the addition of provisions allowing participants to elect to receive awards of shares at an Adjusted Purchase Price (as described herein) equal to either (i) 95% of the fair market value of the shares or (ii) 85% of the fair market value of the shares. In the event that the participant elects the first option, his or her shares will be subject to restrictions on transfer for two years. If the participant elects the second option, his or her shares will be subject to forfeiture in the event of resignation or termination of employment during the three years following the date of the Award. The changes to the Old Plan, and the material provisions of the Amended Plan, are discussed in detail below.

ADMINISTRATION OF THE AMENDED PLAN

     The Amended Plan will be administered by the Compensation Committee of the Board of Directors (the "Committee"). The Committee will be composed of no fewer than three members of the Board of Directors of the Company who will be designated by the Board of Directors. Each member of the Committee must be a "disinterested person" within the meaning of the Rule 16b-3 promulgated under the Exchange Act and any successor to such rule as may be in effect from time to time.

     The Committee is authorized: (i) to construe and interpret the Plan; and
(ii) to issue such rules and interpretations as, in its judgment, are necessary in order to administer the Plan effectively.

EMPLOYEES ELIGIBLE FOR THE AMENDED PLAN

     Any employee of McDonald Securities will be eligible to participate in the Amended Plan if the individual has been awarded a bonus under McDonald Securities' Incentive Compensation Program or its Sales and Sales Management Compensation Programs. An individual who may be eligible to participate in the Amended Plan may elect not to participate in the Amended Plan if the individual delivers a written election not to participate and provides written evidence that he or she satisfies any of the following conditions:

          (a) the individual has attained age fifty-seven (57) on the first day of the relevant plan year; or

          (b) the individual is not a Senior Managing Director, Executive Managing Director, President, Chief Executive Officer or Chairman of the Board and owns at least the following number of shares of Common Stock on the first day of the relevant plan year:

             (i) 10,000 shares if the individual is awarded a Sales Bonus; or

             (ii) 25,000 shares if the individual is awarded an Incentive Bonus

     The term "Incentive Bonus" means a bonus paid to an employee under the Company's Incentive Compensation Program. The term "Sales Bonus" means a bonus paid to an employee under the Company's Sales and Sales Management Compensation Programs.

     Under the terms of the Old Plan, automatic participation was limited to those individuals who received an Incentive Bonus or a Sales Bonus, had not attained age fifty seven (57) on the first day of a relevant plan year and did not own 25,000 shares of Common Stock if the individual received a Sales Bonus, 75,000 shares of Common Stock if the individual received an Incentive Bonus or 125,000 shares of Common Stock if the individual was the Chairman of the Board, President or Senior Managing Director of the Company.

SHARES SUBJECT TO THE AMENDED PLAN

     The Old Plan currently authorizes the Company to issue stock bonuses with respect to an aggregate of 960,000 shares. Under the terms of the Amended Plan, the number of shares with respect to which stock bonuses could be awarded would increase to 2,000,000. An aggregate of 789,478 shares have been awarded as bonuses under the Old Plan.

     The shares to be awarded and issued to employees under the Amended Plan will be shares of Common Stock, par value $1.00 per share, of the Company. Either authorized and unissued shares, or shares re-acquired by the Company as a result of the transfer restrictions set forth below, may be made available for re-offering under the Plan.

     If the proposal is adopted, the aggregate number of shares which may be issued under the Amended Plan will be 2,000,000. However, in the event that subsequent to the date of adoption of the Plan by the Board of Directors, the outstanding shares of Common Stock should be changed by reason of stock splits or dividends, then the number of shares of Common Stock issued under the Plan may be appropriately adjusted by the Committee to reflect such change.

AWARD OF SHARES

     Incentive Bonuses. The number of shares of Common Stock awarded to a participant will be determined by dividing the stock portion of a participant's Incentive Bonus by the Adjusted Purchase Price (as defined herein) of one share of Common Stock. The stock portion of a participant's Incentive Bonus will be determined as set forth on the following chart according to a participant's bonus amount:

                                                   STOCK PORTION OF BONUS
                               --------------------------------------------------------------
  INCENTIVE BONUS AMOUNT
- --------------------------
  OVER        BUT NOT OVER
- ---------     ------------
$       0       $ 25,000       $0
$  25,000       $ 50,000       $0 plus 10% of amount over $25,000
$  50,000       $100,000       $2,500 plus 15% of amount over $50,000
$ 100,000                      $10,000 plus 20% of amount over $100,000

     Under the terms of the Old Plan, a participant's Incentive Bonus was aggregated with any other incentive bonus awarded during the fiscal year, for the purpose of determining the stock portion of the Incentive Bonus. Under the terms of the Amended Plan, a participant's Incentive Bonus will not be aggregated with any other Incentive Bonus awarded during the fiscal year, for the purpose of determining the stock portion of the Incentive Bonus. The Company typically pays Incentive Bonuses in December and June.

     Sales Bonuses. The number of shares of Common Stock awarded to a participant will be determined by dividing the stock portion of a participant's Sales Bonus by the Adjusted

Purchase Price of one share of Common Stock. The stock portion of a participant's Sales Bonus will be determined as set forth on the following chart according to a participant's bonus amount:

RETAIL SALESPERSONS

                                                  STOCK PORTION OF BONUS
                              ---------------------------------------------------------------
   SALES BONUS AMOUNT
- -------------------------
  OVER       BUT NOT OVER
- --------     ------------
$      0       $ 10,000       $0
$ 10,000                      $0 plus 50% of the amount over $10,000

INSTITUTIONAL SALESPERSONS

Fixed Income Institutional Salespersons

                                    STOCK PORTION OF SALESPERSON'S COMMISSION EXPRESSED AS
                                 PERCENTAGE OF TOTAL INSTITUTIONAL GROSS COMMISSIONS ON SALES
                                 ------------------------------------------------------------
    TOTAL INSTITUTIONAL
 GROSS COMMISSIONS ON SALES
- ----------------------------
   OVER         BUT NOT OVER
- -----------     ------------
$         0      $  300,000      0%
$   300,000      $  500,000      0.5%
$   500,000      $  750,000      1.0%
$   750,000      $1,000,000      1.5%
$ 1,000,000      $1,250,000      2.0%
$ 1,250,000      $1,500,000      2.25%
$ 1,500,000                      2.625%

Equity Institutional Salespersons

                                    STOCK PORTION OF SALESPERSON'S COMMISSION EXPRESSED AS
                                 PERCENTAGE OF TOTAL INSTITUTIONAL GROSS COMMISSIONS ON SALES
                                 ------------------------------------------------------------
    TOTAL INSTITUTIONAL
 GROSS COMMISSIONS ON SALES
- ----------------------------
   OVER         BUT NOT OVER
- -----------     ------------
$         0      $  400,000      0%
$   400,000      $  600,000      0.75%
$   600,000      $  800,000      1.00%
$   800,000      $1,000,000      1.25%
$ 1,000,000                      1.5%

Equity Institutional Sales Traders

                                   STOCK PORTION OF SALES TRADER'S COMMISSION EXPRESSED AS
                                 PERCENTAGE OF TOTAL INSTITUTIONAL GROSS COMMISSIONS ON SALES
                                 ------------------------------------------------------------
    TOTAL INSTITUTIONAL
 GROSS COMMISSIONS ON SALES
- ----------------------------
   OVER         BUT NOT OVER
- -----------     ------------
$         0                      0.25%

     Under the terms of the Old Plan, the Stock Portion of Sales Bonuses for retail salespersons with bonus amounts in excess of $25,000 was equal to $7,500 plus 75% of the amount over $25,000. In addition, under the terms of the Old Plan, for Equity Institutional Salespersons, the Stock Portion of a Salesperson's Commission Expressed as a Percentage of Total Institutional Gross Commission on Sales was 1.125% for sales over $600,000 but not over $800,000 and was 1.5% for sales over $800,000.

     Equity Institutional Sales Traders were not eligible to participate in the Old Plan.

     The Adjusted Purchase Price of one share of Common Stock will be determined by calculating the average closing price of one share of Common Stock for the five (5) trading days ending on the last day of the month immediately preceding the month during which payment of the Incentive Bonus or Sales Bonus is actually made, and multiplying such average price by either (a) ninety-five percent (95%) if the employee receives Shares that are restricted from sale for two years or (b) eighty-five percent (85%) if the employee receives Shares that are subject to complete forfeiture for three years. No fractional shares will be awarded under the Plan. In the event that a participant is entitled to a fractional share, such participant shall be entitled to round up such determination to the next larger whole share.

AWARD PROVISIONS

     Limitation on Transfer. Under the terms of the Old Plan, the shares of Common Stock awarded thereunder may not be sold, transferred or otherwise disposed of, or pledged, until the earliest of (i) the second anniversary of the June 1st immediately following the end of the plan year for which such shares were awarded; (ii) a change in control that occurs with respect to the Company or (iii) the termination of the Plan. The foregoing restrictions on transfer will not apply if a participant's employment with the Company terminates by reason of death or total disability prior to the earliest of the events set forth in clauses (i) through (iii) above.

     If the proposal is adopted, the Old Plan would be amended to allow a participant to receive shares under the Old Plan method or a new alternative, which will allow participants to receive shares at eighty-five percent (85%) of fair market value. If a participant elects to receive shares valued at 85% of fair market value, if such shares will be subject to forfeiture for a three (3) year period.

AWARDS UNDER THE AMENDED PLAN

     No awards have been made subject to stockholder approval of the proposed Plan. Because the amount of shares which may be awarded to a participant in the Plan will be based upon the amount of that participant's Incentive Bonus or Sales Bonus, it is not presently possible to determine the amount of shares that will be awarded to participants with respect to the 1995 plan year. The table below sets forth the awards of shares during fiscal 1995 that would have been made to each of the persons and groups identified in the table if the proposed amendment had been in effect at that time.

                               NEW PLAN BENEFITS

                             1995 STOCK BONUS PLAN

                 NAME AND POSITION                     DOLLAR VALUE(1)      NUMBER OF SHARES
- ----------------------------------------------------   ---------------      ----------------
William B. Summers Jr.                                   $   164,721              10,263
  President and Chief Executive Officer of the
  Company and McDonald Securities
David W. Knall                                                   -0-                 -0-
  Managing Director, Investment Consultant and Co-
  Resident Manager (Indianapolis, IN) of McDonald
  Securities
David W. Ellis, III, CPA                                 $    60,882               4,535
  Senior Vice President/Portfolio Manager,
  Gradison-McDonald Asset Management
  Division of McDonald Securities
Robert T. Clutterbuck                                    $   164,721              10,263
  Treasurer of the Company, Executive Managing
  Director and Chief Financial Officer of McDonald
  Securities
Eugene H. Bosart, III                                            -0-                 -0-
  Managing Director, (Regional Sales Manager -
  Michigan) of McDonald Securities
Executive Group (18 persons)                             $   668,402              43,207
Non-Executive Director Group                                     -0-                 -0-
Non-Executive Officer
  Employee Group (178 persons)                           $ 1,742,987             119,310

- ---------------

(1) These amounts represent the dollar value of assumed awards, based upon the closing price of a share of Common Stock on the date of grant.

TERMINATION OF THE AMENDED PLAN

     If the proposal is adopted, the Amended Plan will terminate on June 30, 2001 or such earlier date as may be determined by the Board of Directors of the Company. Notwithstanding the foregoing, the Committee's right to award any shares of Common Stock shall terminate after the last award of shares with respect to the plan year ending in 1998. The Old Plan was scheduled for termination on June 30, 1998 and the Committee's right to award any shares of Common Stock would have terminated after the latest award of shares with respect to the plan year ending in 1996.

FEDERAL INCOME TAX CONSEQUENCES

     If a participant in the Amended Plan elects to receive shares of Common Stock which will be restricted from sale for two years, the participant will be taxed on the value of the shares of Common Stock issued pursuant thereto on the date of the award of such shares. The participant will recognize as income the full fair market value of the shares at ordinary income tax rates in effect at that time.

     If a participant in the Amended Plan elects to receive shares of Common Stock which will be subject to a risk of forfeiture for three years, the participant will be taxed on the value of the shares of Common Stock issued pursuant thereto on the date the forfeiture provisions lapse, unless a participant makes an election to be taxed on the value of the shares of Common Stock on the date of the award of such shares. The participant will recognize as income the full fair market value of the shares at ordinary income tax rates in effect when he or she is taxed on the value of the shares.

     Under proposed Internal Revenue Service regulations interpreting Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), the current composition of the Compensation Committee would preclude the Company from deducting the amount of compensation attributable to the value of the shares of Common Stock awarded to a Named Executive Officer after the Annual Meeting of Stockholders held in 1996 if and to the extent that, in the year such income is recognized, that individual's annual compensation exceeded $1 million.

RECOMMENDATION; REQUIRED VOTE

     The Board of Directors recommends a vote FOR the proposal. The persons named in the accompanying Proxy or their substitutes will vote such proxy for this proposal unless it is marked to the contrary. A favorable vote of a majority of the outstanding shares Common Stock on the record date is required for the adoption of the proposal.

                       PROPOSAL TO APPROVE AND ADOPT THE
                      1995 KEY EMPLOYEES STOCK OPTION PLAN

BACKGROUND

     The stockholders will be asked at the Annual Meeting to vote on a proposal to approve and adopt the 1995 Key Employees Stock Option Plan (the "Plan"). The Plan was adopted by the Board of Directors on May 3, 1995, subject to stockholder approval.

     The Board of Directors believes that the ability to issue stock options to key employees provides substantial benefits to the Company and its stockholders. Such options encourage employees to acquire a proprietary interest in the Company through stock ownership and thereby afford them a greater incentive to enhance the value of the Common Stock through their own efforts in improving the Company's business. The granting of options also assists in attracting and retaining key employees. Accordingly, the Board of Directors believes that approval of the Plan is in the best interests of the Company and recommend that stockholders vote in favor of the proposal.

     The following summary of the Plan is not intended to be complete and is qualified in its entirety by reference to it. A copy of the Plan is attached hereto as Appendix B.

GENERAL

     The Plan provides for the issuance of incentive stock options (which qualify under Section 422 of the Code) and non-qualified stock options to purchase 500,000 shares of Common Stock. Options under the Plan may be issued to high-level executive officers or other valuable managerial employees of the Company and its subsidiaries who, in the judgment of the Committee (as hereinafter defined), are in a position to contribute to the continued growth and future success of the Company and/or its subsidiaries ("Eligible Employees").

     No options have been awarded under the Plan. The Company is unable to state with specificity the names of specific Eligible Employees and the exact number of options to purchase shares of Common Stock which will be granted to such Eligible Employees.

DURATION AND ADMINISTRATION OF THE PLAN

     The Plan will terminate on May 3, 2005, unless earlier terminated by resolution of the Board of Directors. The Plan will be administered by a committee (the "Committee") consisting of at least three members, who shall be designated by the Board. Each member of the Committee will act as an administrative manager of the Plan and will be a "disinterested person" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"). A majority of the Committee will constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or act approved in writing by all of the members, are acts of the Committee.

     Subject to the terms and conditions of the Plan, the Committee has full and final authority in its absolute discretion: (a) to select the key employees to whom options may be granted; (b) to determine the number of shares of Common Stock subject to any option; (c) to determine the time when options will be granted; (d) to determine the option price; (e) to determine the time when each option may be exercised; (f) to determine at the time of grant of an option whether and to what extent such option is an incentive stock option; (g) to make determinations with respect to stock appreciation rights; (h) to prescribe the form of the option agreements; (i) to adopt, amend and rescind such rules and regulations as, in the Committee's opinion, may be advisable in the administration of the Plan; and (j) to construe and interpret the Plan, the rules and regulations and the instruments evidencing options granted under the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan. Any decision made or action taken by the Committee in connection with the administration, interpretation and implementation of the Plan and of its rules and regulations will be, to the extent permitted by law, conclusive and binding upon all Eligible Employees and upon any person claiming under or through any Eligible Employees. Neither the Committee nor any of its members is liable for the act of any other member. No member of the Committee will be eligible to receive any securities under the Plan. The maximum number of stock options or stock appreciation rights which may be granted to any particular employee during any calendar year is 50,000.

SECURITIES SUBJECT TO THE PLAN

     Not more than 500,000 shares of Common Stock of the Company may be issued pursuant to the Plan. In the event of stock splits, stock dividends, combinations, exchanges of shares or similar capital adjustments, the Committee may make an appropriate adjustment in the stock subject to the Plan. If any option expires without having been fully exercised, the shares with respect to which such option has not been exercised will be available for further option awards.

GRANT AND EXERCISE OF OPTIONS

     Subject to certain conditions, the duration of each option granted under the Plan will be determined by the Committee, provided that no option shall be exercisable later than the tenth anniversary of the date the option was granted, and further provided that no incentive stock option granted to a person who is a Substantial Stockholder (as hereinafter defined) at the time of the grant of such option shall be exercisable later than the fifth anniversary of the date the option was granted. The term "Substantial Stockholder" means any key employee who owns more than 10% of the total combined voting power of all classes of stock of either the Company or any subsidiary. The price of each incentive stock option under the Plan will be determined by the Committee at the time of grant but may not be less than 100% of the fair market value of a share of Common Stock on the date the option is granted; provided, however, that if the key employee is a Substantial Stockholder, the option price per share of Common Stock will be determined by the Committee but may not be less than 110% of the fair market value of a share of Common Stock on the date the option is granted. The option price per share of Common Stock under each option granted pursuant to the Plan which is not an incentive stock option will be determined by the Committee at the time of grant and may be above or below the fair market value of a share of Common Stock on the date the option is granted.

     Except as otherwise provided, in the event of an Eligible Employee's death, only the Eligible Employee may exercise an option, provided that a guardian or other legal representative who has been duly appointed for such Eligible Employee may exercise an option on behalf of the Eligible Employee. Upon satisfaction of all conditions, the option may be exercised in whole or in part at any time until expiration of the right to exercise the option, but this right is limited to whole shares. Options may be exercised by the Eligible Employee by giving written notice to the Company of the Eligible Employee's exercise of the option accompanied by full payment of the purchase price in cash or its equivalent.

     Each option shall be subject to restrictions or conditions with respect to the right to exercise and the time and method of exercise as shall be prescribed by the Committee. A dissolution or liquidation of the Company or, unless the surviving corporation assumes said options, a merger or consolidation in which the Company is not the surviving corporation, shall cause each outstanding option to terminate, provided that during the option period each Eligible Employee shall have the right to exercise his option. In addition, in the event of a "change in control" of the Company, as defined in the Plan, the Committee shall have the right, in its sole discretion: (i) to cause all outstanding options to be immediately exercisable notwithstanding any vesting litigation otherwise previously imposed on such options; and (ii) to accelerate the termination date of all such options. Thereafter, upon such determination, an Eligible Employee may exercise any and all outstanding options (in whole or in part), whether or not such options are by their terms fully exercisable at such time, and the Committee may authorize the acceptance of the surrender of the right to exercise such option or any portion thereof, but in no event after the expiration of the term of the option. The term "change in control" shall include, but not be limited to: (i) the first purchase of shares pursuant to a tender offer or exchange (other than a tender offer or exchange by the Company) for all or part of the Company's common stock of any class or any securities convertible into such common stock; (ii) the receipt by the Company of a
Schedule 13D or other advice indicating that a person is the "beneficial owner" (as that term is defined in Rule 13d-3 under the Securities Exchange Act of 1934) of twenty percent (20%) or more of the Company's Common Stock calculated as provided in paragraph (d) of said Rule 13d-3; (iii) the date of approval by stockholders of the Company of an agreement providing for any consolidation or merger of the Company in which the Company will not be the continuing or surviving corporation or pursuant to which shares of capital stock, of any class or any securities convertible into such capital stock, of the Company would be converted into cash, securities, or other property, other than a merger of the Company in which the holders of common stock of all classes of the Company immediately prior to the merger would have the same proportion of ownership of common stock of the surviving corporation immediately after the merger; (iv) the date of the approval by stockholders of the Company of any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company; (v) the adoption of any plan or a proposal for the liquidation (but not a partial liquidation) or dissolution of the Company; or (vi) such other event as the Committee shall, in its sole and absolute discretion, deem to be a "change in control."

     During the calendar year in which any incentive stock options granted under the Plan first become exercisable by an Eligible Employee, the aggregate fair market value of the shares of Common Stock which are subject to such incentive stock options (determined as of the date the incentive stock options were granted) may not exceed the sum of One Hundred Thousand Dollars ($100,000). Options which are not designated as incentive stock options will not be subject to the limitation described in the preceding sentence and will not be counted when applying such limitation.

TERMINATION OF EMPLOYMENT

     If an Eligible Employee ceases to be an employee of the Company, such employee's option shall, unless otherwise provided in the option agreement, terminate on the date he or she ceases to be so employed and neither the employee nor any other person shall have any rights after the date he ceases to be so employed to exercise the option. If the stock option is an incentive stock option, no option agreement shall (a) permit any Eligible Employee to exercise any incentive stock option more than three months after the date the Eligible Employee ceased to be employed by the Company if the reason for the Eligible Employee's termination of employment was other than death or disability; (b) permit any Eligible Employee to exercise any incentive stock option more than one year after the date the Eligible Employee ceased to be employed by the Company if the reason for the Eligible Employee's termination of employment was due to the Eligible Employee's disability; (c) permit any person to exercise any incentive stock option more than one year after the date the Eligible Employee ceased to be employed by the Company if (i) the reason for the Eligible Employee's termination of employment was death or
(ii) death within three months after ceasing to be employed by the Company. If any option is exercisable following the Eligible Employee's death, then such option shall be exercisable by the Eligible Employee's estate, or the person designated in the Eligible Employee's Last Will and Testament, or the person to whom the option was transferred by the applicable laws of descent and distribution. The Committee may waive any restrictions or conditions set forth in an option agreement concerning an Eligible Employee's right to exercise any option and/or the time and method of exercise.

AMENDMENTS TO THE PLAN

     The Committee is authorized to interpret the Plan and from time to time adopt any rules and regulations for carrying out the Plan that it may deem advisable. Subject to the approval of the Board of Directors of the Company, the Committee may at any time amend, modify, suspend or terminate the Plan. In no event, however, without the approval of stockholders, may any action of the Committee or the Board of Directors result in: (a) amending, modifying or altering the eligibility requirements; (b) increasing or decreasing, except as set forth in "Securities Subject to the Plan" above, the maximum number of shares as to which options may be granted; (c) decreasing the minimum option price per share at which options may be granted under the Plan; (d) extending either the maximum period during which an option is exercisable or the date on which the Plan shall terminate; (e) changing the requirements relating to the Committee; (f) making any other change which would cause any options granted under the Plan as incentive stock options not to qualify as such options within the meaning of Section 422 of the Code, except to conform the Plan and the option agreements to changes in the Code or governing law; or (g) making any change which would eliminate the exemption provided by Rule 16b-3 for the Plan and for securities awarded under the Plan.

STOCK APPRECIATION RIGHTS

     The Committee may provide, at the time of the grant of a stock option and upon such terms and conditions as it deems appropriate, that an Eligible Employee may have the right with respect to all or a portion of the option granted to him to elect in lieu of exercising such options to surrender such option in exchange for the consideration described below. Alternatively, the Committee may provide, at the time of the grant of a stock option and upon such terms and conditions as it deems appropriate, that an Eligible Employee shall have the right with respect to all or a portion of the option granted to him to receive the consideration set forth below upon exercising such option in addition to any shares of Common Stock purchased upon exercise thereof. Stock appreciation rights must be specifically granted by the Committee; however, the Committee will have no authority to grant stock appreciation rights except in connection with the grant of a stock option pursuant to the Plan, and no Eligible Employee shall be entitled to such rights solely as a result of the grant of an option to him. Stock appreciation rights, if granted, may be exercised either with respect to all or a portion of the option to which they relate. Stock appreciation rights are not transferrable separate from the option with respect to which they were granted and are subject to all of the restrictions on transfer applicable to such option. Stock appreciation rights are exercisable only at such times and by such persons as are specified in the option agreement governing the stock option with respect to which the stock appreciation rights were granted. A stock appreciation right will provide that an Eligible Employee will have the right to receive a percentage, not greater than One Hundred Percent (100%) of the excess over the option price, if any, of the fair market value of the shares of Common Stock covered by the option, as determined by the Committee as of the date of exercise of the stock appreciation right, in the manner provided for in the Plan. Such amount will be payable in one or more of the following manners, as determined by the Committee: (a) in cash; (b) in shares of Common Stock having a fair market value equal to such amount; or (c) in a combination of cash and shares of Common Stock. If payment is made in whole or in part in shares of Common Stock, such payment will reduce the number of shares available for the grant of options under this Plan.

     In no event may any Eligible Employee exercise any stock appreciation rights granted under the Plan unless such Eligible Employee is then permitted to exercise the option or the portion thereof with respect to which such stock appreciation rights relate. If the option agreement with the Eligible Employee provides that exercise of the stock appreciation right is in lieu of exercise of the option, then (a) upon the exercise of any stock appreciation rights, the option or that portion thereof to which the stock appreciation rights relate will be cancelled, and (b) upon the exercise of the option or that portion thereof to which the stock appreciation rights relate, the stock appreciation rights will be cancelled, and the option agreement governing such option will be deemed amended as appropriate without any further action by the Committee or the Eligible Employee. If the option agreement with the Eligible Employee provides that exercise of the stock appreciation rights in addition to exercise of the option, then (a) upon the exercise of any stock appreciation rights, the option or that portion thereof to which the stock appreciation rights relate will be deemed exercised and (b) upon the exercise of the option, the stock appreciation rights corresponding thereto will be deemed exercised to the extent the option is exercised. The terms of any stock appreciation rights granted under the Plan will be incorporated into the option agreement which governs the option with respect to which the stock appreciation rights are granted, and will be such terms (not inconsistent with the Plan) as the Committee may prescribe. The granting of an option or stock appreciation right will impose no obligation upon the Eligible Employee to exercise such option or right and the Company's obligation to satisfy stock appreciation rights will not be funded or secured in any manner.

INCOME TAX TREATMENT

     The Company has been advised that under current law certain of the income tax consequences under the laws of the United States to Eligible Employees and the Company of options granted under the Plan generally should be as set forth in the following summary. The summary only addresses income tax consequences for Eligible Employees and the Company.

     An Eligible Employee who is granted an incentive stock option which qualifies under Section 422 of the Code will not recognize income at the time of grant or exercise of such option. No federal income tax deduction will be allowable to the Company upon the grant or exercise of such option. However, upon the exercise of an incentive option, special alternative minimum tax rules apply for the Eligible Employee. When the Eligible Employee sells such shares more than one year after the date of exercise of the option and more than two years after the date of grant of such option, the employee will normally recognize a long-term capital gain or loss equal to the difference, if any, between the sales price of such shares and the option exercise price. If the Eligible Employee does not hold such shares for this period, when the employee sells such shares, the employee will recognize ordinary compensation income and possible capital gain or loss in such amounts as are prescribed by the Code and regulations thereunder. Subject to applicable provisions of the Code and regulations thereunder, the Company generally will be entitled to a federal income tax deduction int he amount of such ordinary compensation income.

     An Eligible Employee to whom a non-qualified option (an option which is not an incentive stock option) is granted will not recognize income at the time of grant of such option. When such Eligible Employee exercises such non-qualified option, the Eligible Employee will recognize ordinary compensation income equal to the difference, if any, between the option price paid and the fair market value, as of the date of option exercise, of the share the Eligible Employee receives. The tax basis of such shares to such Eligible Employee will be equal to the option price paid plus the amount includable in the Eligible Employee's gross income, and the Eligible

Employee's holding period for such shares will commence on the date on which the Eligible Employee recognized taxable income in respect of such shares. Subject to applicable provisions of the Code and regulations thereunder, the Company generally will be entitled to a federal income tax deduction in respect of nonqualified options in an amount equal to the ordinary compensation income recognized by the Eligible Employee. Any compensation includable in the gross income of an Eligible Employee in respect to a non-qualified option will be subject to appropriate withholding for federal income and employment taxes. Under proposed Internal Revenue Service regulations interpreting Section 162(m) of the Code, the current composition of the Compensation Committee would preclude the Company from deducting the amount of compensation attributable to options granted to a Named Executive Officer after the Annual Meeting of Stockholders held in 1996 if and to the extent that, in the year that such options are exercised, that individual's annual compensation exceeded $1 million.

     The grant of stock appreciation rights will have no immediate tax consequences to the Company or the Eligible Employee receiving the grant. In general, the amount of compensation that will be realized by the Eligible Employee upon exercise of a stock appreciation right is equal to the difference between the grant date valuation of the shares of Common Stock underlying the stock appreciation right and the fair market value of the stock or cash received on the date of exercise. The amount received by the Eligible Employee upon the exercise of the stock appreciation rights will be included in the Eligible Employee's ordinary income in the taxable year in which the stock appreciation rights are exercised. Subject to the applicable provisions of the Code, the Company generally will be entitled to a deduction in the same amount in that year.

     The discussion set forth above does not purport to be a complete analysis of all potential tax consequences relevant to recipients of options and stock appreciation rights or the Company or to describe tax consequences based on particular circumstances. It is based on United States federal income tax law and interpretational authorities as of the date of this Proxy Statement, which are subject to change at any time. The discussion does not address state or local income tax consequences or income tax consequences for taxpayers who are not subject to taxation in the United States.

RECOMMENDATION; REQUIRED VOTE

     The Board of Directors recommends a vote FOR this proposal. The persons named in the accompanying Proxy or their substitutes will vote such Proxy for this proposal unless it is marked to the contrary. A favorable vote of a majority of the outstanding shares of Common Stock on the record date is required for adoption of the proposal.

                                 OTHER MATTERS

     The Board of Directors is not aware of any matter to come before the Annual Meeting other than those set forth in the Notice of Annual Meeting of Stockholders. If other matters, however, properly come before the Annual Meeting, it is the intention of the persons named in the accompanying Proxy to vote in accordance with their best judgment on such matters insofar as the Proxies are not limited to the contrary.

     A representative of the firm of Ernst & Young LLP, the Company's independent auditors, will be present at the Annual Meeting and will have an opportunity to make a statement if so desired and to respond to appropriate questions from stockholders.

     Any stockholder who wishes to submit a proposal for inclusion in the proxy materials to be distributed by the Company in connection with its Annual Meeting of Stockholders to be held in 1996 must do so no later than February 27, 1996. To be eligible for inclusion in the 1996 proxy materials of the Company, proposals must conform to the requirements set forth in Regulation 14A under the Exchange Act.

     Upon the receipt of a written request from any stockholder, the Company will mail, at no charge to the stockholder, a copy of the Company's Annual Report on Form 10-K, including the financial statements and schedules required to be filed with the Securities and Exchange Commission pursuant to Rule 13a-1 under the Exchange Act, for the Company's most recent fiscal year. Written requests for such Report should be directed to:

                          Mr. Robert T. Clutterbuck
                          Treasurer
                          McDonald & Company Investments, Inc.
                          2100 McDonald Investment Center
                          800 Superior Avenue
                          Cleveland, Ohio 44114

     You are urged to sign and return your Proxy promptly in the enclosed return envelope to make certain your shares will be voted at the Annual Meeting.

                                            By order of the Board of Directors
                                            THOMAS F. MCKEE
                                              Secretary
June 26, 1995

                                                                      APPENDIX A

                      MCDONALD & COMPANY INVESTMENTS, INC.

                             1995 STOCK BONUS PLAN

1. NAME AND PURPOSE.

     1.1 The name of this plan is the McDonald & Company Investments, Inc. 1995 Stock Bonus Plan. The Plan amends and restates the McDonald & Company Investments, Inc. 1993 Stock Bonus Plan in its entirety effective for bonus payments determined with respect to fiscal years commencing April 1, 1995, and thereafter. The Plan will continue to be maintained by McDonald & Company Investments, Inc. (herein referred to as the "Parent Corporation") to further the growth, success and interest of the Parent Corporation, McDonald & Company Securities, Inc. (herein referred to as the "Corporation") and the stockholders of the Parent Corporation by enabling employees of the Corporation who receive a Qualifying Bonus as defined in Section 3.3 below to acquire shares of common stock of the Parent Corporation ("Shares") under the terms and conditions of and in accordance with this Plan, thereby increasing their direct involvement in the success of the Corporation.

2. ADMINISTRATION OF THE PLAN.

     2.1 This Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors of the Parent Company which shall consist of at least three directors, each of whom shall be a "disinterested person" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 and any successor to such rule ("Rule 16b-3"). The Committee may, from time to time, designate one or more persons or agents to carry out any or all of its administrative duties hereunder; provided that none of the duties required to be performed by the Committee under Rule 16b-3 or Section 2.3 of the Plan may be delegated to any other person.

     2.2 The Plan shall be administered and operated on the same annual accounting period as the Parent Corporation (herein referred to as the "plan year"), which presently is either the fifty-two (52) or fifty-three (53) week period ending on the last Friday of each March. The first plan year will be deemed to have commenced March 30, 1991 and to have ended March 27, 1992. In the event that the Parent Corporation changes its annual accounting period, the plan year shall automatically change and the Committee may make such adjustments to the operation of the Plan as appropriate to reflect any short plan years, adjustments to the dates that Shares are awarded or that restrictions lapse hereunder or any other adjustments that may be appropriate to reflect the change in the plan year.

     2.3 The Committee shall interpret the Plan, and to the extent and in the manner contemplated herein, it shall exercise the discretion granted to it. The Committee shall issue from time to time such rules and interpretations as in its judgment are necessary in order to administer the Plan effectively. The Committee shall have the exclusive right in its sole discretion to determine the number of Shares awarded to each participant, to determine the price or prices at which Shares shall be awarded to each participant, to determine the time or times when Shares may be awarded and to prescribe the form, which shall be consistent with this Plan, of the instruments evidencing any award and issuance under this Plan and the legend, if any, to be affixed to the certificates representing Shares issued under this Plan.

3. ELIGIBLE EMPLOYEES AND PARTICIPATION.

     3.1 Any employee of the Corporation shall be eligible to participate in the Plan if he has been awarded a Qualifying Bonus as defined in Section 3.3 below for the plan year or any portion of the plan year.

     3.2 No member of the Board of Directors of the Parent Corporation, unless he is also an employee of the Corporation, and no member of the Committee, shall be eligible to participate in the Plan.

     3.3 The words "Qualifying Bonus" shall mean a bonus paid to an employee under the Incentive Compensation Program or the Sales and Sales Management Compensation Programs as adopted and operated by the Chairman and President of the Parent Corporation and as such programs may be amended from time to time.

     3.4 In the event an employee would otherwise participate in the Plan, such an employee may elect not to participate in the Plan for a plan year in which employee satisfies either of the following conditions if he delivers a written election not to participate to the Committee within sixty (60) days after the beginning of such plan year and provides written evidence acceptable to the Committee that he satisfies such conditions:

          (a) he has attained at least age fifty-seven (57) on the first day of the relevant plan year; or

          (b) he is not either a Senior Managing Director, Executive Managing Director, President, Chief Executive Officer or Chairman of the Board and owns at least the following number of Shares on the first day of the relevant plan year:

           (i) 10,000 Shares if he is awarded a Sales Bonus; or

             (ii) 25,000 Shares if he is awarded an Incentive Bonus.

An election not to participate shall be:

          (y) an ongoing election valid from year to year if an employee elects not to participate under paragraph (a) above; and

          (z) an election valid only for the year that the participant provides satisfactory evidence of ownership of the number of Shares set forth in (b) above.

An employee may revoke an ongoing election made pursuant to paragraph (y) for any plan year as long as such revocation is received by the end of the sixty
(60) day period set forth above for a plan year.

     3.5 All of the Shares beneficially owned by an employee or his spouse, beneficially owned by or held for the benefit of his children or grandchildren who are under the age of nineteen (19) or held for the benefit of the employee under any qualified retirement plan maintained by the Parent Corporation or the Corporation including, but not limited to, the McDonald & Company Securities, Inc. Retirement Savings Trust and Plan, shall be included in determining whether the employee satisfies the condition set forth in paragraph (b) of Section 3.4 above. Shares subject to an unexercised stock option granted to the employee shall not be included in such determination. For purposes of this section, and except as provided in the immediately preceding sentence, a person's "beneficial ownership" of Shares shall be determined in accordance with the provisions of Rule 16a-1(a)(2) promulgated under the Securities Exchange Act of 1934 and any successor to such rule.

     3.6 Subject to approval by the Board of Directors of the Parent Corporation, the Committee shall have the specific right to amend the Plan to include any class of employees that are excluded under Section 3.1 above upon such terms and conditions as deemed appropriate by the Committee.

4. STOCK PORTION OF QUALIFYING BONUS.

     4.1 The number of Shares that shall be awarded to a participant who is entitled to receive a Qualifying Bonus shall be determined by dividing the Stock Portion of a Participant's Qualifying Bonus by the Adjusted Purchase Price of one Share. The Stock Portion of a Participant's

Qualifying Bonus shall be determined under a formula according to the Participant's Qualifying Bonus amount. Such formula may be reflected in a chart which is adopted and approved by the Compensation Committee each year and is attached hereto as Exhibit A to incorporate such chart as if fully set forth herein. The Compensation Committee may adopt as many different formulas and charts as it deems necessary for each class of employees who receive a Qualifying Bonus.

     4.2 The Stock Portion of a Participant's Qualifying Bonus shall be determined separately for each Qualifying Bonus paid with respect to a plan year. The amount of the current Qualifying Bonus for a plan year shall not be aggregated with any Qualifying Bonuses previously paid with respect to such plan year to determine the stock portion for the current Qualifying Bonus.

     4.3 The Adjusted Purchase Price for one Share shall be determined by calculating the average closing price of one Share for the five (5) trading day period ending on the last day of the month immediately preceding the month that includes the date in which payment of the Qualifying Bonus is actually made to the participant, and multiplying such average price by either (a) ninety-five percent (95%) if the employee receives Shares that are restricted pursuant to
Section 6.1 below or (b) eighty-five percent (85%) if the employee receives Shares that are restricted pursuant to Section 6.2 below.

5. SHARES SUBJECT TO THE PLAN.

     5.1 The Shares which may be awarded and issued to employees under this Plan shall be made available, at the discretion of the Board of Directors, either from authorized and unissued Shares of the Parent Corporation or from Shares reacquired by the Parent Corporation, including Shares purchased in the open market.

     5.2 Shares issued to employees under this Plan shall be subject to the terms, conditions and restrictions specified in Section 6 and to such other terms, conditions and restrictions as the Committee in its discretion may provide.

     5.3 Subject to the provisions of the succeeding paragraphs of this Section 5, the number of Shares which may be issued under this Plan for a plan year shall not exceed four percent (4%) of the issued and outstanding Shares as of the first day of such plan year and the aggregate number of Shares which may be issued under this Plan shall not exceed 2,000,000 Shares. In the event that either limitation applies in a plan year, the number of Shares that shall be awarded to an employee shall be that number of Shares equal to the aggregate number of Shares as limited by this Section 5.3 multiplied by a fraction where the numerator is equal to the number of Shares that would have been awarded to such employee without taking into account the limitations in this Section 5.3 and the denominator is equal to the total number of Shares that would have been awarded to all employees without taking into account the limitations in this
Section 5.3.

     5.4 In the event that the outstanding Shares shall be changed by reason of shares splits or combinations, recapitalization or reorganizations, or share dividends, the number of Shares and the class or classes of securities which may thereafter be issued under this Plan may be appropriately adjusted as determined by the Committee so as to reflect such change.

     5.5 No fractional Shares shall be awarded under the Plan. In the event that the determination of the number of Shares that a participant is entitled to under the Plan results in a fractional Share, such participant shall be entitled to the number of whole Shares that results from rounding up such determination to the next larger whole Share.

6. TRANSFER RESTRICTIONS.

     6.1 The Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated (and any such sale, transfer or other disposition, pledge or other hypothecation being hereinafter referred to as "to dispose of" or a "disposition") until the earliest of (a) the second
(2nd) anniversary of the June 1st immediately following the end of the plan year for which such Shares were awarded; (b) the lapse of the right of the Parent Company to a return of such Shares pursuant to Section 6.2 below; (c) a change in control that occurs with respect to the Parent Company; or (d) the termination of the Plan.

     6.2 An employee, who is not an employee hired during the plan year for which he is first entitled to an award of Shares hereunder, may elect to be subject to the forfeiture restrictions under this Section 6.2. If such an employee so elects, his Adjusted Purchase Price for one (1) Share shall be determined as set forth in paragraph (b) of Section 4.3 above and his Shares awarded for such plan year shall be subject to complete forfeiture and return to the Parent Company of such Shares during the period ending on the third (3rd) anniversary of the June 1st immediately following the end of the plan year for which such Shares were awarded. Any election made by an eligible employee under this Section 6.2 must be received by the Committee not later than:

          (a) April 14, 1995 with respect to the plan year commencing April 1, 1995; and

          (b) the last day before the first day of any plan year commencing after the 1995 plan year.

Any election made by an employee under this Section 6.2 shall be an ongoing, valid election for each plan year after the first plan year that the election applies to unless the employee revokes such election by the dates set forth above.

     6.3 In the event that a participant's employment with the Corporation shall terminate by reason of death or total disability prior to the earliest of (a) the second (2nd) anniversary of the June 1st immediately following the end of the plan year for which such Shares were awarded; (b) the lapse of the right of the Parent Company to a return of such Shares pursuant to Section 6.2 below; (c) a change in control that occurs with respect to the Parent Company; or (d) the termination of the Plan, then the restrictions imposed on such Shares by this
Section 6 shall lapse and be of no further force and effect.

     6.4 The Committee, in its sole discretion, shall decide whether a change in control has occurred. If the Committee shall decide that a change in control has occurred it shall issue written notice to participants of such fact and shall issue all Shares which have become unrestricted to participants as soon as possible after such notice. In determining whether a change in control has occurred, the Committee shall consider, but shall not be limited to, the occurrence of the following events: (i) the first purchase of Shares pursuant to a tender offer or exchange (other than a tender offer or exchange by the Parent Corporation) for all or part of the Parent Corporation's common stock of any class or any securities convertible into such common stock; (ii) the receipt by the Parent Corporation of a Schedule 13D or other advice indicating that a person is the "beneficial owner" (as that term is defined in Rule 13d-3 under the Securities Exchange Act of 1934) of twenty percent (20%) or more of the Parent Corporation's Shares of common stock calculated as provided in paragraph
(d) of said Rule 13d-3; (iii) the date of approval by shareholders of the Parent Corporation of an agreement providing for any consolidation or merger of the Parent Corporation or the Corporation in which the Parent Corporation or the Corporation will not be the continuing or surviving corporation or pursuant to which shares of capital stock, of any class or any securities convertible into such capital stock, of the Parent Corporation would be converted into cash, securities, or other property, other than a merger of the Parent Corporation in which the holders of shares of all classes of the Parent Corporation's common stock immediately prior to the merger would have the same proportion of ownership of common stock of the surviving corporation immediately after the merger; (iv) the date of the approval by shareholders of the Parent Corporation of any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Parent Corporation or the Corporation; or (v) the adoption of any plan or proposal for the liquidation (but not a partial liquidation) or dissolution of the Parent Corporation or the Corporation.

     6.5 The Committee may require any employee to execute and deliver to the Parent Corporation a stock power in blank with respect to the Shares issued subject to the restrictions in Section 6.2 above and may require that the Parent Corporation retain possession of the certificates for Shares with respect to which all of the restrictions have not lapsed. Notwithstanding retention of certificates by the Parent Corporation, the employee in whose name certificates are issued shall have all rights (including dividend and voting rights) with respect to the Shares represented by such certificates, subject to the terms, conditions and restrictions specified under this Plan, and the Shares represented by such certificates shall be considered as issued and outstanding for all purposes.

7. OTHER RESTRICTIONS.

     7.1 The Committee may impose such other restrictions on any Shares awarded pursuant to the Plan as it may deem advisable, including, without limitation, restrictions under the Securities Act of 1933 as amended, under the requirements of any stock exchange upon, which such Shares are then listed and under any state blue sky or securities laws applicable to such Shares.

8. ESCROW OR LEGEND.

     8.1 In order to enforce the restrictions imposed upon Shares issued hereunder, the Committee also may require any participant to enter into an Escrow Agreement providing that the certificates representing Shares issued pursuant to this Plan shall remain in the physical custody of any escrow holder until any or all of the restrictions imposed pursuant to this Plan have terminated. In addition, the Committee may cause a legend or legends to be placed on any certificates representing Shares issued pursuant to this Plan, which legend or legends shall make appropriate reference to the various restrictions imposed hereunder.

9. AMENDMENTS.

     9.1 This Plan may be amended at any time by the Board of Directors of the Parent Corporation, provided, that if this Plan shall have been approved by the stockholders of the Parent Corporation no such amendment shall increase the maximum number of Shares that may be issued pursuant to this Plan, except pursuant to Section 5 hereof, without the further approval of such stockholders; and provided further, that no amendment to this Plan shall modify or impair the rights of participants who have been awarded Shares, or who have been granted the right to an award of Shares hereunder prior to any such amendment.

10. DURATION.

     10.1 This Plan became effective upon its adoption by the Board of Directors for the Plan Year ended March 27, 1992 and shall terminate on June 30, 2001 or such earlier date as may be determined by the Board of Directors; provided, however, that the Plan, as amended and restated, shall terminate and all awards of Shares under the Plan, as amended and restated, shall be revoked if, within 12 months of the date of its adoption by the Board of Directors, the Plan, as amended and restated, does not receive the approval of a majority of the outstanding Shares present in person or by proxy and entitled to vote at a meeting of stockholders of the Parent Corporation. In the event the Plan, as amended and restated, does not receive such majority shareholder approval, the Plan, as previously constituted and approved, shall be reinstated in its entirety. Notwithstanding anything herein to the contrary, the Committee's right to award any new Shares shall terminate immediately after the last award of Shares with respect to the plan year ending in 1998.

11. BENEFICIARY DESIGNATION.

     11.1 Unless an employee has designated a beneficiary in accordance with the provisions of the following sentence, any Shares that become unrestricted and payable on account of the death of an employee shall be paid to the person or persons in the first of the following classes in which there are any survivors of such employee:

          (a) his or her spouse at the time of death;

          (b) his or her issue per stirpes;

          (c) his or her parents; and

          (d) the executor or administrator of his or her estate.

Instead of having any Shares that become payable on account of an employee's death paid to a beneficiary as determined above, an employee may sign a document designating a beneficiary or beneficiaries to receive such Shares and filing such designation with the Corporation.

12. CONTINUING EFFECT OF 1993 STOCK BONUS PLAN.

     12.1 Notwithstanding anything in this Plan to the contrary, all of the terms and conditions contained in the Plan prior to its amendment and restatement herein shall continue in effect and shall apply to Shares awarded under the Plan in accordance with such terms and conditions prior to the effective date of this amendment and restatement. The terms and conditions of the Plan, as amended and restated, shall have no force or effect on such previously awarded Shares.

                                   EXHIBIT A

                EMPLOYEES ELIGIBLE UNDER INCENTIVE COMPENSATION
                   AND SALES MANAGEMENT COMPENSATION PROGRAM

                 Effective for Bonuses Payable for Fiscal Year
                            Beginning April 1, 1995

        INCENTIVE BONUS AMOUNT                 STOCK PORTION OF BONUS
      --------------------------    ---------------------------------------------

                       BUT NOT
         OVER           OVER
      -----------    -----------
      $0             $25,000        $0
      $25,000        $50,000        $0 plus 10% of amount over $25,000
      $50,000        $100,000       $2,500 plus 15% of amount over $50,000
      $100,000                      $10,000 plus 20% of amount over $100,000

              EMPLOYEES ELIGIBLE UNDER SALES COMPENSATION PROGRAMS
                  Effective for Bonuses and Commissions Earned
                             After January 1, 1995

Retail Salespersons

          SALES BONUS AMOUNT                   STOCK PORTION OF BONUS
      --------------------------    ---------------------------------------------

                       BUT NOT
         OVER           OVER
      -----------    -----------
      $0             $10,000        $0
      $10,000                       $0 plus 50% of amount over $10,000

Fixed Income Institutional Salespersons

                                                STOCK PORTION OF
                                            SALESPERSON'S COMMISSION
                                             EXPRESSED AS PERCENTAGE
                                             OF TOTAL INSTITUTIONAL
               TOTAL INSTITUTIONAL GROSS      GROSS COMMISSIONS ON
                 COMMISSIONS ON SALES                 SALES
               -------------------------    -------------------------
               $0-300,000                              0%
               $300,001-500,000                        .5%
               $500,001-750,000                       1.0%
               $750,001-1,000,000                     1.5%
               $1,000,001-1,250,000                   2.0%
               $1,250,001-1,500,000                   2.25%
               $1,500,001-up                         2.625%

Equity Institutional Salespersons

                                                STOCK PORTION OF
                                            SALESPERSON'S COMMISSION
                                             EXPRESSED AS PERCENTAGE
                                             OF TOTAL INSTITUTIONAL
               TOTAL INSTITUTIONAL GROSS      GROSS COMMISSIONS ON
                 COMMISSIONS ON SALES                 SALES
               -------------------------    -------------------------
               $0-400,000                              0%
               $400,001-600,000                       .75%
               $600,001-800,000                       1.00%
               $800,001-1,000,000                     1.25%
               $1,000,001-up                          1.5%

Equity Institutional Sales Traders

                                             STOCK PORTION OF SALES
                                               TRADER'S COMMISSION
                                             EXPRESSED AS PERCENTAGE
                                             OF TOTAL INSTITUTIONAL
               TOTAL INSTITUTIONAL GROSS      GROSS COMMISSIONS ON
                 COMMISSIONS ON SALES                 SALES
               -------------------------    -------------------------
               Above $0                               .25%

                                                                      APPENDIX B

                      MCDONALD & COMPANY INVESTMENTS, INC.

                      1995 KEY EMPLOYEES STOCK OPTION PLAN

     McDonald & Company Investments, Inc. hereby adopts a stock option plan for the benefit of certain persons and subject to the terms and provisions set forth below.

     1. DEFINITIONS. The following terms shall have the meanings set forth below whenever used in this instrument:

          (a) The word "Board" shall mean the Board of Directors of the Company.

          (b) The word "Code" shall mean the United States Internal Revenue Code (Title 26 of the United States Code).

          (c) The word "Committee" shall mean the Compensation Committee appointed by the Board.

          (d) The words "Common Stock" shall mean Common Stock, par value $1.00 per share, of the Company.

          (e) The word "Company" shall mean McDonald & Company Investments, Inc., a Delaware corporation, and any successor thereto which shall maintain this Plan.

          (f) The word "Disability" shall mean the Optionee's inability, due to a physical or mental condition, to perform services for the Company or any Subsidiary substantially consistent with past practice, as determined by the Committee pursuant to written certification of such Disability from a physician acceptable to the Committee.

          (g) The words "Key Employee" shall mean any person who is a high-level executive officer or other valuable managerial employee of either the Company or any Subsidiary.

          (h) The word "Optionee" shall mean any Key Employee to whom a stock option has been granted pursuant to this Plan.

          (i) The word "Plan" shall mean this instrument, McDonald & Company Investments, Inc. 1995 Key Employees Stock Option Plan, as it is originally adopted and as it may be amended hereafter.

          (j) The word "Subsidiary" shall mean any corporation at least 50% of the common stock of which is owned directly or indirectly by the Company.

          (k) The words "Substantial Stockholder" shall mean any person who would otherwise be a Key Employee except that such person owns more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary. Ownership shall be determined in accordance with
     Section 424(d) of the Code and lawful applicable regulations.

     2. PURPOSE OF THE PLAN. The purpose of the Plan is to provide Key Employees of the Company and its Subsidiaries with an additional incentive to serve and promote the interests of the Company, its stockholders and the Company's subsidiary corporations as may be designated for participation herein. The premise of the Plan is that, if such Key Employees increase their proprietary interest in the Company as they may already hold, then the incentive of such Key Employees to work toward the Company's continued success will be commensurately increased. Accordingly, the Company may, from time to time during the effective period of the Plan, grant to such Key Employees as may be selected to participate in the Plan options to purchase shares of Common Stock on the terms and subject to the conditions set forth in the Plan.

     3. EFFECTIVE DATE OF THE PLAN. The Plan shall become effective on May 3, 1995, subject to approval by holders of a majority of the outstanding shares of voting capital stock of the Company present in person or by proxy and entitled to vote on the adoption of the Plan. In the event the Plan is not so approved within twelve (12) months after the date the Plan is adopted, the Plan and any options granted hereunder shall be null and void. If, however, the Plan is so approved, subject to the provisions of Section 8, no further stockholder approval shall be required with respect to the granting of any options pursuant to the Plan.

     4. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Committee. The Committee shall consist of no fewer than three (3) members, who shall be designated by the Board. Each member of the Committee shall be a "disinterested person" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 or any amendment of or successor to such rule as may be in effect from time to time. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all of the members, shall be acts of the Committee. Subject to the terms and conditions of the Plan, the Committee shall have full and final authority in its absolute discretion:

          (a) To select the Key Employees to whom options may be granted;

          (b) To determine the number of shares of Common Stock subject to any option;

          (c) To determine the time when options will be granted;

          (d) To determine the option price of shares of Common Stock subject to an option;

          (e) To determine the time when each option may be exercised;

          (f) To determine at the time of grant of an option whether and to what extent such option is an incentive stock option under Section 422 of the Code;

          (g) To determine whether stock appreciation rights shall be made part of any option grant pursuant to Section 9 hereof, the method of valuing the stock appreciation rights and whether the stock appreciation rights may be exercised in lieu of or in addition to the related option;

          (h) To prescribe the form of the option agreements governing the options which are granted under the Plan and to set the provisions of such option agreements as the Committee may deem necessary or desirable provided such provisions are not contrary to the terms and conditions of either the Plan or, where the option is an incentive stock option, Section 422 of the Code;

          (i) To adopt, amend and rescind such rules and regulations as, in the Committee's opinion, may be advisable in the administration of the Plan; and

          (j) To construe and interpret the Plan, the rules and regulations and the instruments evidencing options granted under the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan.

Any decision made or action taken by the Committee in connection with the administration, interpretation, and implementation of the Plan and of its rules and regulations, shall, to the extent permitted by law, be conclusive and binding upon all Optionees under the Plan and upon any person claiming under or through such an Optionee. Neither the Committee nor any of its members shall be liable for any act taken by the Committee pursuant to the Plan. No member of the Committee shall be liable for the act of any other member. No person shall be appointed to the Committee who was eligible to receive an option or a stock appreciation right under the Plan or any other plan of the Company or any of its subsidiary corporations during the one-year period immediately preceding his appointment to the Committee. If for any reason any member of the Committee ceases to meet the requirements of Rule 16b-3(c)(2) of the Securities

Exchange Act of 1934, the Board shall appoint new member(s) of the Committee in order to comply with such requirements.

     Notwithstanding anything herein to the contrary, the maximum aggregate number of shares of Common Stock (i) for which stock options may be granted, and
(ii) with respect to which stock appreciation rights may be granted, to any particular employee during any calendar year during the term of this Plan is 50,000, subject to adjustment in accordance with Section 6.

     5. PERSONS ELIGIBLE FOR OPTIONS. Subject to the restrictions herein contained, options may be granted from time to time in the discretion of the Committee only to such Key Employees, as designated by the Committee, whose initiative and efforts contribute or may be expected to contribute to the continued growth and future success of the Company and/or its Subsidiaries. No option shall be granted to any Key Employee during any period of time when he is on leave of absence. The Committee may grant more than one option, with or without stock appreciation rights, to the same Key Employee. Members of the Committee shall not be eligible to participate in this Plan, or to receive options or stock appreciation rights under the Plan, while serving on the Committee.

     6. SHARES SUBJECT TO THE PLAN. Subject to the provisions of Section 9 concerning payment for stock appreciation rights in shares of Common Stock and subject to the provisions of the next succeeding paragraph of this Section 6, the aggregate number of shares of Common Stock for which options may be granted under the Plan shall be 500,000 shares of Common Stock. Either treasury or authorized and unissued shares of Common Stock, or both, in such amounts, within the maximum limits of the Plan, as the Committee shall from time to time determine, may be issued upon exercise of the options. All shares of Common Stock which are the subject of any lapsed, expired or terminated options may be made available for reoffering pursuant to options granted under the Plan to any Key Employee.

     In the event that subsequent to the date of adoption of the Plan by the Board, the outstanding shares of Common Stock are, as a result of a stock split, stock dividend, combination or exchange of shares, exchange for other securities, reclassification, reorganization, redesignation, merger, consolidation, recapitalization, spin-off, split-off, split-up or other such change (including, without limitation, any transaction described in Section 424(a) of the Code) or a special dividend or other distribution to the Company's stockholders, increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company, then (i) there shall automatically be substituted for each share of Common Stock subject to an unexercised option granted under the Plan and each share of Common Stock available for additional grants of options under the Plan the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be exchanged, (ii) the option price per share of Common Stock or unit of securities shall be increased or decreased proportionately so that the aggregate purchase price for the securities subject to the option shall remain the same as immediately prior to such event, and (iii) the Committee shall make such other adjustments to the securities subject to options, the provisions of the Plan, and option agreements as may be appropriate, equitable and in compliance with the provisions of Section 424(a) of the Code to the extent applicable and any such adjustment shall be final, binding and conclusive as to each Optionee. Any such adjustment may, in the discretion of the Committee, provide for the elimination of fractional shares.

     7. OPTION PROVISIONS.

     (a) Option Price. The option price per share of Common Stock which is the subject of an incentive stock option under the Plan shall be determined by the Committee at the time of grant but shall not be less than one hundred percent (100%) of the fair market value of a share of Common Stock on the date the option is granted; provided, however, that if a Key Employee to whom an incentive stock option is granted is at the time of the grant a Substantial Stockholder, the option price per share of Common Stock shall be determined by the Committee but shall never be less than one hundred ten percent (110%) of the fair market value of a share of Common Stock on the date the option is granted. The option price per share of Common Stock under each option granted pursuant to the Plan which is not an incentive stock option shall be determined by the Committee at the time of grant and may be above or below the fair market value of a share of Common Stock on the date the option is granted. Such fair market value shall be determined in accordance with procedures to be established by the Committee. The date on which the Committee approves the granting of an option shall be deemed for all purposes hereunder the date on which the option is granted.

     (b) Period of Option. The Committee shall determine when each option is to expire but no option shall be exercisable after ten (10) years have elapsed from the date upon which the option is granted; provided, however, that no incentive stock option granted to a person who is a Substantial Stockholder at the time of the grant of such option shall be exercisable after five (5) years have elapsed from the date upon which the option is granted.

     (c) Limitation on Exercise and Transfer of Option. Except as otherwise provided in the event of an Optionee's death, only the Optionee may exercise an option, provided that a guardian or other legal representative who has been duly appointed for such Optionee may exercise an option on behalf of the Optionee. No option granted hereunder shall be transferable other than by the Last Will and Testament of the Optionee or, if the Optionee dies intestate, by the applicable laws of descent and distribution. No option granted hereunder may be pledged or hypothecated, nor shall any such option be subject to execution, attachment or similar process. Unless otherwise determined by the Committee, (i) no award granted under the Plan may be transferred or assigned by the Optionee to whom it is granted other than by will, pursuant to the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code, and
(ii) an award granted under this Plan may be exercised, during the Optionee's lifetime, only by the Optionee or by the Optionee's guardian or legal representative. Notwithstanding the foregoing, no incentive stock option may be transferred or assigned pursuant to a qualified domestic relations order or exercised, during the Optionee's lifetime, by the Optionee's guardian or legal representative.

     (d) Conditions Governing Exercise of Option. The Committee may, in its absolute discretion, either require that, prior to the exercise of any option granted hereunder, the Optionee shall have been an employee for a specified period of time after the date such option was granted, or make any option granted hereunder immediately exercisable. Each option shall be subject to such additional restrictions or conditions with respect to the right to exercise and the time and method of exercise as shall be prescribed by the Committee. Upon satisfaction of any such conditions, the option may be exercised in whole or in part at any time during the option period, but this right of exercise shall be limited to whole shares, unless the Committee shall otherwise provide. Options shall be exercised by the Optionee giving written notice to the Secretary of the Company at its principal office, by certified mail, return receipt requested, of the Optionee's exercise of the option and the number of shares with respect to which the option is being exercised, accompanied by full payment of the purchase price either in cash or, with the consent of the Committee, in whole or in part in shares of Common Stock having a fair market value on the date the option is exercised equal to that portion of the purchase price for which payment in cash is not made. Such notice shall be deemed delivered when deposited in the mails. Notwithstanding anything in the foregoing to the contrary, in the event of a "change in control" the Committee shall have the authority and power: (i) to cause all outstanding options to be immediately exercisable notwithstanding any vesting limitation otherwise previously imposed on such options; and (ii) to accelerate the termination date of all such options. Thereafter, upon such determination, an Optionee may exercise any and all outstanding options (in whole or in part), whether or not such options are by their terms fully exercisable at such time) and the Committee may authorize the acceptance of the surrender of the right to exercise such option or any portion thereof, but in no event after the expiration of the term of the option. The term "change in control" shall include, but not be limited to: (i) the first purchase of shares pursuant to a tender offer or exchange (other than a tender offer or exchange by the Company) for all or part of the Company's common stock of any class or any securities convertible into such common stock; (ii) the receipt by the Company of a Schedule 13D or other advice indicating that a person is the "beneficial owner" (as that term is defined in Rule 13d-3 under the Securities Exchange Act of 1934) of twenty percent (20%) or more of the Company's Common Stock calculated as provided in paragraph (d) of said Rule 13d-3; (iii) the date of approval by shareholders of the Company of an agreement providing for any consolidation or merger of the Company in which the Company will not be the continuing or surviving corporation or pursuant to which shares of capital stock, of any class or any securities convertible into such capital stock, of the Company would be converted into cash, securities, or other property, other than a merger of the Company in which the holders of common stock of all classes of the Company immediately prior to the merger would have the same proportion of ownership of common stock of the surviving corporation immediately after the merger; (iv) the date of the approval by shareholders of the Company of any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company; (v) the adoption of any plan or proposal for the liquidation (but not a partial liquidation) or dissolution of the Company; or (vi) such other event as the Committee shall, in its sole and absolute discretion, deem to be a "change in control." The manner of application and interpretation of the foregoing provisions shall be determined by the Committee in its sole and absolute discretion.

     (e) Termination of Employment, Etc. If an Optionee ceases to be an employee of the Company or a Subsidiary, his option shall, unless otherwise provided in the option agreement between the Optionee and the Company, terminate on the date he ceases to be so employed and neither he nor any other person shall have any rights after the date he ceases to be so employed to exercise all or any part of the option. An Optionee's employment shall not be deemed to have terminated while he is on a military, sick or other bona fide approved leave of absence from the Company or a Subsidiary as such a leave of absence is described in Section 1.421-7(h) of the Federal Income Tax Regulations or any lawful successor regulations thereto. If the stock option is an incentive stock option, no option agreement shall:

          (i) permit any Optionee to exercise any incentive stock option more than three (3) months after the date the Optionee ceased to be employed by the Company and all Subsidiaries if the reason for the Optionee's cessation of employment was other than his death or his Disability; or

          (ii) permit any Optionee to exercise any incentive stock option more than one (1) year after the date the Optionee ceased to be employed by the Company and all Subsidiaries if the reason for the Optionee's cessation of employment was the Optionee's Disability; or

          (iii) permit any person to exercise any incentive stock option more than one (1) year after the date the Optionee ceased to be employed by the Company and all Subsidiaries if either (A) the reason for the Optionee's cessation of employment was his death or (B) the Optionee died within three
     (3) months after ceasing to be employed by the Company and all Subsidiaries.

If any option is by the terms of the option agreement exercisable following the Optionee's death, then such option shall be exercisable by the Optionee's estate, or the person designated in the Optionee's Last Will and Testament, or the person to whom the option was transferred by the applicable laws of descent and distribution.

     (f) Limitations on Grant of Incentive Stock Options. During the calendar year in which any incentive stock options granted under the Plan first become exercisable by any Optionee, the aggregate fair market value of the shares of Common Stock which are subject to such incentive stock options (determined as of the date the incentive stock options were granted) shall not exceed the sum of One Hundred Thousand Dollars ($100,000.00). Options which are not designated as incentive stock options shall not be subject to the limitation described in the preceding sentence and shall not be counted when applying such limitation.

     (g) Prohibition of Alternative Options. It is intended that Key Employees may be granted, simultaneously or from time to time, "incentive stock options" under Section 422 of the Code, or other stock options, but no Key Employees shall be granted alternative rights in incentive stock options and other stock options so as to prevent options granted as incentive stock options under the Plan from qualifying as such within the meaning of Section 422 of the Code.

     (h) Waiver by Committee of Conditions Governing Exercise of Option. The Committee may, in its discretion, waive any restrictions or conditions set forth in an option agreement concerning an Optionee's right to exercise any option and/or the time and method of exercise.

     8. AMENDMENTS TO THE PLAN. The Committee is authorized to interpret the Plan and from time to time adopt any rules and regulations for carrying out the Plan that it may deem advisable. Subject to the approval of the Board, the Committee may at any time amend, modify, suspend or terminate the Plan. In no event, however, without the approval of the Company's stockholders, shall any action of the Committee or the Board result in:

          (a) Amending, modifying or altering the eligibility requirements provided in Section 5 hereof;

          (b) Increasing or decreasing, except as provided in Section 6 hereof, the maximum number of shares for which options may be granted;

          (c) Decreasing the minimum option price per share at which options may be granted under the Plan, as provided in Section 7(a) hereof;

          (d) Extending either the maximum period during which an option is exercisable as provided in Section 7(b) hereof or the date on which the Plan shall terminate as provided in Section 12 hereof;

          (e) Changing the requirements relating to the Committee;

          (f) Making any other change which would cause any option granted under the Plan as an incentive stock option not to qualify as an incentive stock option within the meaning of Section 422 of the Code; or

          (g) Making any change which would eliminate the exemption provided by Rule 16b-3 for this Plan and for securities awarded under this Plan;

except as necessary to conform the Plan and the option agreements to changes in the Code or other governing law.

     9. STOCK APPRECIATION RIGHTS. The Committee may provide, at the time of the grant of a stock option and upon such terms and conditions as it deems appropriate, that an Optionee shall have the right with respect to all or a portion of the options granted to him to elect to surrender such options in exchange for the consideration set forth in this Section 9 in lieu of exercising such options. Alternatively, the Committee may provide, at the time of the grant of a stock option and upon such terms and conditions as it deems appropriate, that an Optionee shall have the right with respect to all or a portion of the options granted to him to receive the consideration set forth in this Section 9 upon exercising such options in addition to any Shares of Common Stock purchased upon exercise thereof. Stock appreciation rights must be specifically granted by the Committee; provided, however, no Optionee shall be entitled to such rights solely as a result of the grant of an option to him. Stock appreciation rights, if granted, may be exercised either with respect to all or a portion of the option to which they relate. Stock appreciation rights shall not be transferable separate from the option with respect to which they were granted and shall be subject to all of the restrictions on transfer applicable to the said options. Stock appreciation rights shall be exercisable only at such times and by such persons as are specified in the option agreement governing the stock option with respect to which the stock appreciation rights were granted. A stock appreciation right shall provide that an Optionee shall have the right to receive a percentage, not greater than One Hundred Percent (100%), of the excess over the option price, if any, of the fair market value of the shares of Common Stock covered by the option, as determined by the Committee as of the date of exercise of the stock appreciation right, in the manner provided for herein. Such amount shall be payable in one or more of the following manners, as shall be determined by the Committee;

          (a) in cash;

          (b) in shares of Common Stock having a fair market value equal to such amount; or

          (c) in a combination of cash and shares of Common Stock.

If payment is made in whole or in part in shares of Common Stock, such payment shall thereby reduce the number of shares available for the grant of options under this Plan.

     In no event may any Optionee exercise any stock appreciation rights granted hereunder unless such Optionee is then permitted to exercise the option or the portion thereof with respect to which such stock appreciation rights relate. If the option agreement with the Optionee provides that exercise of the stock appreciation right shall be in lieu of exercise of the option, then (i) upon the exercise of any stock appreciation rights, the option or that portion thereof to which the stock appreciation rights relate shall be cancelled, and (ii) upon the exercise of the option or that portion thereof to which the stock appreciation rights relate, the stock appreciation rights shall be cancelled, and the option agreement governing such option shall be deemed amended as appropriate without any further action by the Committee or the Optionee. If the option agreement with the Optionee provides that exercise of the stock appreciation right shall be in addition to exercise of the option, then (i) upon the exercise of any stock appreciation rights, the option or that portion thereof to which the stock appreciation rights relate shall be deemed exercised and (ii) upon the exercise of the option, the stock appreciation rights corresponding thereto shall be deemed exercised to the extent the option is exercised. The terms of any stock appreciation rights granted hereunder shall be incorporated into the option agreement which governs the option with respect to which the stock appreciation rights are granted, and shall be such terms as the Committee shall prescribe which are not inconsistent with this Plan. The granting of an option or stock appreciation right shall impose no obligation upon the Optionee to exercise such option or right. The Company's obligation to satisfy stock appreciation rights shall not be funded or secured in any manner.

     10. INVESTMENT REPRESENTATION, APPROVALS AND LISTING. The Committee may condition its grant of any option hereunder upon receipt of an investment representation from the Optionee which shall be substantially similar to the following:

          "Optionee agrees that any share of Common Stock of McDonald & Company Investments, Inc. which he may acquire by virtue of the exercise of this option shall be acquired for investment purposes only and not with a view to distribution or resale; provided, however, that this restriction shall become inoperative in the event the Common Stock of McDonald & Company Investments, Inc. which are subject to this option shall be registered under the Securities Act of 1933, as amended, or in the event McDonald & Company Investments, Inc. is otherwise satisfied that the offer or sale of the Common Stock of McDonald & Company Investments, Inc. which are subject to this option may lawfully be made without registration under the Securities Act of 1933, as amended."

The Company shall not be required to issue any certificates for Common Stock upon the exercise of an option or a stock appreciation right granted under the Plan prior to (i) obtaining any approval from any governmental agency which the Committee shall, in its sole discretion, determine to be necessary or advisable,
(ii) the admission of such shares to listing on any national securities exchange on which the Common Stock may be listed, (iii) completion of any registration or other qualification of the Common Stock under any state or federal law or ruling or regulations of any governmental body which the Committee shall, in its sole discretion, determine to be necessary or advisable, or the determination by the Committee, in its sole discretion, that any registration or other qualification of the Common Stock is not necessary or advisable, and (iv) obtaining an investment representation from the Optionee in the form set forth above or in such other form as the Committee, in its sole discretion, shall determine to be adequate.

11. GENERAL PROVISIONS.

     (a) Option Agreements Need Not Be Identical. The form and substance of option agreements and grants of stock appreciation rights, whether granted at the same or different times, need not be identical.

     (b) No Right To Be Employed, Etc. Nothing in the Plan or in any option agreement shall confer upon any Optionee any right to continue in the employ of the Company or a Subsidiary, or to serve as a member of the Board, or to be entitled to receive any remuneration or benefits not set forth in the Plan or such option agreement, or to interfere with or limit either the right of the Company or a Subsidiary to terminate his employment at any time or the right of the stockholders of the Company to remove him as a member of the Board with or without cause.

     (c) Optionee Does Not Have Rights Of Stockholder. Nothing contained in the Plan or in any option agreement shall be construed as entitling any Optionee to any rights of a stockholder as a result of the grant of an option until such time as shares of Common Stock are actually issued to such Optionee pursuant to the exercise of an option or stock appreciation right.

     (d) Successors In Interest. The Plan shall be binding upon the successors and assigns of the Company.

     (e) No Liability Upon Distribution Of Stock. The liability of the Company under the Plan and any distribution of Common Stock made hereunder is limited to the obligations set forth herein with respect to such distribution and no term or provision of the Plan shall be construed to impose any liability on the Company or the Committee in favor of any person with respect to any loss, cost or expense which the person may incur in connection with or arising out of any transaction in connection with the Plan.

     (f) Use Of Proceeds. The cash proceeds received by the Company from the issuance of shares of Common Stock pursuant to the Plan will be used for general corporate purposes.

     (g) Expenses. The expenses of administering the Plan shall be borne by the Company.

     (h) Captions. The captions and section numbers appearing in the Plan are inserted only as a matter of convenience. They do not define, limit, construe or describe the scope or intent of the provisions of the Plan.

     (i) Number. The use of the singular or plural herein shall not be restrictive as to number and shall be interpreted in all cases as the context may require.

     (j) Gender. The use of the feminine, masculine or neuter pronoun shall not be restrictive as to gender and shall be interpreted in all cases as the context may require.

     12. TERMINATION OF THE PLAN. The Plan shall terminate on May 3, 2005, and thereafter no options shall be granted under the Plan. All options outstanding at the time of termination of the Plan shall continue in full force and effect according to the terms of the option agreements governing such options and the terms and conditions of the Plan.

     13. GOVERNING LAW. The Plan shall be governed by and construed in accordance with the laws of the State of Delaware and any applicable federal law.

                      MCDONALD & COMPANY INVESTMENTS, INC.
                                     PROXY
                ANNUAL MEETING OF STOCKHOLDERS -- AUGUST 2, 1995
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby (i) appoints THOMAS M. O'DONNELL, WILLIAM B. SUMMERS, JR. and ROBERT T. CLUTTERBUCK, and each of them, as Proxy holders and attorneys, with full power of substitution, to appear and vote all of the shares of Common Stock of McDonald & Company Investments, Inc. which the undersigned shall be entitled to vote at the Annual Meeting of Stockholders of the Company, to be held at The National City Bank Auditorium, Fourth Floor, Atrium Building, 1900 East Ninth Street, Cleveland, Ohio, on Wednesday, August 2, 1995, at 9:30 A.M.
(EDT), and at any adjournments thereof, hereby revoking any and all proxies heretofore given, and (ii) authorizes and directs said Proxy holders to vote all of the shares of Common Stock of the Company represented by this Proxy as follows, WITH THE UNDERSTANDING THAT IF NO DIRECTIONS ARE GIVEN BELOW, SAID SHARES WILL BE VOTED "FOR" THE ELECTION OF THE TWO DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS, "FOR" THE PROPOSAL TO APROVE AND ADOPT THE COMPANY'S 1995 STOCK BONUS PLAN AND "FOR" THE PROPOSAL TO APPROVE AND ADOPT THE COMPANY'S 1995 KEY EMPLOYES STOCK OPTION PLAN.

    (1) ELECTION OF DIRECTORS

         / / FOR all nominees listed                                           / / WITHHOLD AUTHORITY
           (except as marked to the contrary below)                              to vote for all nominees listed

                 WILLIAM B. SUMMERS, JR. and FREDERICK R. NANCE

    (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the following line)
     ---------------------------------------------------------------------------
                                      (Continued and to be signed on other side)

PROXY NO.                                                                 SHARES
                      (Proxy -- continued from other side)

    (2) PROPOSAL to approve and adopt the Company's 1995 Stock Bonus Plan.

         / /  FOR the Proposal  / /  AGAINST the Proposal  / /  ABSTAIN

    (3) PROPOSAL to approve and adopt the Company's 1995 Key Employees Stock Option Plan.

         / /  FOR the Proposal  / /  AGAINST the Proposal  / /  ABSTAIN

    (4) In their discretion to act on any other matter or matters which may properly come before the Annual Meeting.

                                                    Please date, sign and return
                                                    promptly in the accompanying
                                                    envelope.

                                                    Dated:............... , 1995

                                                    ............................

                                                    Your signature to this Proxy
                                                    form should be exactly the
                                                    same as the name imprinted
                                                    hereon. Persons signing as
                                                    executors, administrators,
                                                    trustees or in similar
                                                    capacities should so
                                                    indicate. For joint
                                                    accounts, the name of each
                                                    joint owner must be signed.

    THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE NOMINEES AND THE TWO
                             PROPOSALS LISTED ABOVE